PROJECT OREGANO



                  Highly Confidential
                  ------------------------------------------------------


                  Presentation to the Special Committee of the Board of Directors


                  January 19, 1999
                  ------------------------------------------------------

                                                                 PROJECT OREGANO

Table of Contents

I.       Transaction Overview

II.      Company  Overview and
         Historical Financial Information

III.     Valuation Summary
             A.       Methodology
             B. Risk and Growth Rankings - Pizza and Value Priced Italian Restaurant Companies
             C.       Risk and Growth Rankings - Fast Food Restaurant Companies
             D.       Composite Implied Valuation
             E.       Discounted Cash Flow Analysis
             F.       Comparable Company Analysis
             G.       Comparable Transactions Analysis
             H.       Comparable Companies Valuation Update
         Appendix
             A.       Comparable Companies Analysis
             B.       Rule 13e-3 Premiums Analysis
             C.       Weighted Average Cost of Capital

                                                                 PROJECT OREGANO


                             -----------------------

                             I. Transaction Overview

                             ------------------------

                                                                 PROJECT OREGANO
TRANSACTION OVERVIEW


                             Transaction Overview


Synopsis:             On January 20, 1998, the Sbarro family made an offer to
                      take Sbarro, Inc., a New York corporation (the "Company" or "Sbarro"), private for $28.50 per share (the "Prior
                      Offer").

                      In June 1998, negotiations regarding the Prior Offer were terminated and the Company announced it will explore various strategic alternatives.

                      On November 25, 1998, the Company received a new proposal from members of the Sbarro family to take the Company private at $27.50 per share.

                      In January 1999, the Sbarro family increased its offer to purchase, through a new company ("Mergeco"), each outstanding share not owned by the Sbarro family to $28.85. In addition, Mergeco will pay all transaction related expenses including $2 million in legal fees as part of an agreement to settle seven class action lawsuits prior to the closing of the transaction.

Purchase Price:       $28.85 per share, or in the aggregate $388.2 million for
                      the 13.5 million shares (approximately 65.6% of the outstanding shares) of the Company's Common Stock not currently owned by the members of the Sbarro family.


Accounting Treatment: Purchase Accounting

Consideration:        Cash

                                                                 PROJECT OREGANO
TRANSACTION OVERVIEW

                           Transaction Overview

Terms: The offer is subject, among other things, to: (i) entering into a definitive merger agreement; (ii) approval of the transaction by the special committee of the Board, the full Board of Directors, and the Company's shareholders; (iii) receipt of satisfactory financing for the transaction; (iv) continued suspension of dividends by the Company; and (v) receipt of a fairness opinion from the financial advisor to the special committee of the Board stating that the proposed transaction is fair from a financial point of view to the public shareholders.

Financing:            Management believes the transaction will be financed with
                      approximately $138.4 million in cash on the Company's balance sheet and a total of $270.0 million in high yield debt. Concurrent with the execution of the merger agreement, Bear Stearns & Co. will provide the Company with a "highly confident" letter.

                                                                 PROJECT OREGANO
TRANSACTION OVERVIEW


            ($ in thousands, except offer price and EPS)

             Offer Price                            $28.85

                                       LTM
                                    Operating                     Implied
  Sbarro                          Parameters (1)                Multiple (5)
  ----------------------------  -------------------            ---------------

  LTM Revenues (2)                        $357,928                       1.3x

  LTM EBITDA (2)                            79,804                       5.9x

  LTM EBIT (2)                              56,825                       8.3x

  LTM Net Income (3)                        38,206                      15.7x

  1998 EPS (3) (4)                            1.86                      15.5x

  1999 EPS (3) (4)                            1.87                      15.4x

  Tangible Book Value (3)                  241,838                       2.5x


(1) As of 10/4/98.
(2) Enterprise value multiple; assumes utilization $125.8 million of cash on balance sheet as of 10/4/98.
(3) Equity value multiple.
(4) Source: Company management.
(5) All multiples assume offer price for 100% of Sbarro's outstanding shares.

                                                                 PROJECT OREGANO
TRANSACTION OVERVIEW

Transaction Assumptions
($ in millions)

------------------------------------------------      --------------------------------------------------------------------
                  Sources                                                         Uses
------------------------------------------------      --------------------------------------------------------------------

                                                      Number of Shares Outstanding (000s)              20,528
                                                      Number of Shares to be Repurchased (000s)        13,457       65.6%

Excess Cash on Balance Sheet (1)        $ 138.4       Purchase Price of Equity                        $ 388.2
                                                      Purchase Price of Options (2)                       7.1
High Yield Debt                           270.0       Non-Financing Costs (3)                             4.6
                                    ------------                                                  ------------
                                                                  Total Purchase Price                $ 400.0

                                                      Financing Costs (3)                               $ 8.4
                                                                                                  ------------
            Total Sources of Funds      $ 408.4                   Total Uses of Funds                 $ 408.4
                                    ============                                                  ============

------------------------------------------------      --------------------------------------------------------------------
(1) Projected as of 12/31/98.
(2) Options outstanding as of 12/2/98. Treasury stock method assumed.
(3) Company estimate. Non-financing costs include $2 million of legal fees as part of litigation settlement.


7
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                                                                 PROJECT OREGANO
TRANSACTION OVERVIEW

Pro Forma Capitalization
($ in millions)


-------------------------------------------------------------------------------
                                              Pro Forma
                                              Estimated         % of Total
 Pro Forma Capitalization                     12/31/98       Capitalization
-------------------------------------------------------------------------------

 Cash & Cash Equivalents                             $ 6.6                0.0%

 High Yield Debt                                     270.0               79.4%
                                           ----------------  ------------------

             Total Long Term Debt                  $ 270.0               79.4%

 Common Equity                                        70.1               20.6%
                                           ----------------  ------------------

             Total Shareholders' Equity             $ 70.1               20.6%

 Total Capitalization                              $ 340.1              100.0%
                                           ================  ==================

-------------------------------------------------------------------------------

8
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                                                                 PROJECT OREGANO



                  ------------------------------------------

                  II.      Company  Overview and  Historical
                           Financial Information

                  -------------------------------------------

                                                                 PROJECT OREGANO

                                ----------------

                                 A. Description

                                ----------------

                                                                 PROJECT OREGANO
COMPANY  OVERVIEW

                             Description

o The Company develops, operates, and franchises an international chain of family-style, cafeteria-type Italian restaurants under the "Sbarro" and "Sbarro The Italian Eatery" names.

o Sbarro's menu consists of popular Italian food, including pizza, pasta, hot and cold Italian entrees, salads, sandwiches, and desserts.

o The restaurants are located primarily in malls, and to a lesser extent, airports, hospitals, universities, toll roads, and office cafeterias.

o As of October 4, 1998, the Company had 881 units in operation which consisted of: 625 Company-owned units and 256 franchised units of which 797 were domestic units and 84 were international units.

o Since its initial public offering in 1985, the Company has expanded from 123 restaurants to 881 as of October 4, 1998. Over the past three years, Sbarro's compound annual growth rate in the number of restaurants added has slowed to approximately 5%, with franchised restaurants growing faster than company-owned locations.

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
                                                                 PROJECT OREGANO
COMPANY  OVERVIEW

                        Ownership and Management Summary


o Sbarro family members and the Trust of Carmela Sbarro own 34.4% of the Company's outstanding common stock.

o Certificate of Incorporation requires affirmative vote of holders of at least 66 2/3% of the total number of common shares outstanding to merge, consolidate, or sell 25% or more of the Company's assets.

o        Senior management includes:

         Mario Sbarro -        Chairman of the Board, CEO, and President
         Anthony Sbarro -      Vice Chairman of the Board
         Joseph Sbarro -       Senior Executive VP and Secretary
         Gennaro A. Sbarro -   Corporate Vice President Franchise Operations
         Gennaro J. Sbarro -   Corporate Vice President Operations - East
         Anthony J. Missano -  Corporate Vice President Operations - West
         Robert S. Koebele -   Chief Financial Officer
         Leonard G. Skrosky -  Senior Vice President - Real Estate
         George W. Herz -      General Counsel

                                                                 PROJECT OREGANO

                             ----------------------

                              B. Financial Review

                             ----------------------

                                                                 PROJECT OREGANO
FINANCIAL REVIEW


Historical and Projected Balance Sheets
(In 000's)

                                         Historical (1)                                          Projected (1)
                                ----------------------------------   ---------------------------------------------------------------
                                       FY        FY                     FY         FY          FY         FY        FY        FY
ASSETS                                1996      1997       10/4/98     1998       1999        2000       2001      2002      2003

Cash and cash equivalents         $ 114,818   $ 127,310  $ 125,805  $ 144,970   $ 168,923  $ 194,593 $ 222,612  $ 251,356 $ 281,332
Accounts receivables                  1,865       2,375      3,887      2,484       2,551      2,653     2,759      2,865     2,973
Inventories                           2,841       2,962      2,572      3,173       3,274      3,401     3,532      3,664     3,797
Prepaid expenses                      1,409       1,768      6,025      1,888       1,938      2,016     2,096      2,177     2,259
        Total current assets        120,933     134,415    138,289    152,515     176,687    202,664   230,999    260,063   290,361

Property and equipment, net         130,993     136,798    138,691    135,622     127,056    117,970   109,117    100,650    92,112
Deferred charges, net                 1,633       1,596         NA      1,600       1,600      1,600     1,600      1,600     1,600
Other assets                          5,100       5,840      6,129      5,800       5,800      5,800     5,800      5,800     5,800
        Total assets              $ 258,659   $ 278,649  $ 283,109  $ 295,536   $ 311,143  $ 328,034 $ 347,515  $ 368,112 $ 389,874

LIABILITIES AND EQUITY
Accounts payable                    $ 7,173    $ 10,086    $ 6,560   $ 10,822    $ 11,166   $ 11,599  $ 12,045   $ 12,496  $ 12,950
Accrued expenses                     22,663      26,025     23,998     27,930      28,816     29,935    31,087     32,250    33,422
Dividends payable                     4,691       5,521          -      5,521       5,521      5,521     5,521      5,521     5,521
Income taxes                          5,287       4,777         32      4,777       4,777      4,777     4,777      4,777     4,777
        Total current liabilities    39,814      46,409     30,590     49,050      50,280     51,832    53,431     55,043    56,670

Deferred income taxes                13,645      11,801     10,681     10,301       8,801      7,301     7,301      7,301     7,301
        Total liabilities            53,459      58,210     41,271     59,351      59,081     59,133    60,732     62,344    63,971

Common Stock                         31,423      32,648     34,721     32,648      32,648     32,648    32,648     32,648    32,648
Retained earnings                   173,777     187,791    207,117    203,538     219,414    236,252   254,136    273,120   293,254
       Shareholders' equity         205,200     220,439    241,838    236,186     252,062    268,900   286,784    305,768 $ 325,902

Total liabilities and
shareholders' equity              $ 258,659   $ 278,649  $ 283,109  $ 295,536   $ 311,143  $ 328,034 $ 347,515  $ 368,112 $ 389,874

(1) Historical results from Company's 10-K. Projections provided by the Company.

                                                                 PROJECT OREGANO
FINANCIAL REVIEW

HISTORICAL AND PROJECTED INCOME STATEMENTS
($ in 000's, except per share data)

                                             Historical (1)                                      Projected (1)
                             ----------------------------------------   ------------------------------------------------------------

                                FY        FY        YTD        YTD          FY         FY         FY       FY        FY        FY
                               1996      1997     10/5/97    10/4/98     1998 (2)     1999       2000     2001      2002      2003

                                                                                                                 C>
Restaurant sales            $ 319,315   $ 337,723 $ 244,903  $ 256,708  $ 353,564  $ 364,790  $ 378,954 $393,536 $ 408,250 $ 423,096
Franchise related income        6,375       7,360     5,152      6,192      9,038      7,600      8,396    9,209    10,045    10,890
        Total revenues        325,690     345,083   250,055    262,900    362,602    372,391    387,350  402,745   418,295   433,986

Cost of food and paper
      products                 68,668      69,469    50,289     54,068     74,248     76,606     79,580   82,643    85,733    88,850
        Gross profit          257,022     275,614   199,766    208,832    288,354    295,785    307,770  320,103   332,563   345,136

Payroll and other benefits     78,258      84,910    63,045     68,161     91,043     93,933     97,581  101,336   105,124   108,947
Occupancy and other expenses   85,577      93,528    71,554     76,301     99,705    102,871    106,865  110,977   115,127   119,313
General and administrative     14,940      17,762    13,354     14,738     19,399     19,923     20,723   21,547    22,379    23,238
Unit closings and
     litigation charges             -       3,300         -      6,055          -          -          -        -         -         -
Other income (3)              (1,171)     (1,653)   (1,324)    (2,242)    (2,000)    (3,500)    (3,500)  (3,500)   (3,500)   (3,500)
        Total costs
           and expenses       177,604     197,847   146,629    163,013    208,147    213,227    221,669  230,360   239,130   247,998

EBITDA                         79,418      81,067    53,137     51,874     80,207     82,557     86,101   89,743    93,433    97,138
Depreciation                   22,910      23,922    17,999     17,056     23,426     24,016     24,536   24,903    25,117    25,188
EBIT                           56,508      57,145    35,138     34,818     56,780     58,542     61,564   64,840    68,316    71,951

Interest income                3,798       4,352     3,288      3,734      4,956      5,775      6,652    7,610     8,592     9,617
        Income before taxes   60,306      58,197    38,426     32,497     61,736     64,316     68,216   72,450    76,909    81,568

Income taxes                  22,916      22,115    14,602     12,349     23,460     25,727     27,287   28,980    30,764    32,627
NI - before unit closings
     provision & accounting
     change                 $ 37,390    $ 38,128  $ 23,824  $ 23,902    $ 38,276   $ 38,590   $ 40,930 $ 43,470  $ 46,145  $ 48,941
EPS, excludes unit closings
     provision & accounting
     change                   $ 1.83      $ 1.86    $ 1.16    $ 1.16      $ 1.86     $ 1.87     $ 1.99   $ 2.11    $ 2.24    $ 2.38

---------------------
(1) Historical results from Company's 10-K. Projections provided by the Company.
(2) Based on 52 week year -1998 will have 53 weeks and have EBIT of approximately $3 million for the 53rd week.
(3) Includes income from joint ventures, income from two 20% owned stores, beverage rebates, insurance recoveries, and rental/leasing income before depreciation on new building.
(4) Projected EPS assumes 20.6 million diluted shares outstanding, the same number of diluted shares outstanding as of 10/4/98.

                                                                 PROJECT OREGANO
FINANCIAL REVIEW

HISTORICAL AND PROJECTED INCOME STATEMENT RELATIONSHIPS

                                            Historical (1)                                      Projected (1)
                                  -------------------------------------    --------------------------------------------------------
                                     FY       FY       YTD       YTD           FY       FY       FY        FY       FY        FY
                                    1996     1997    10/5/97   10/4/98        1998     1999     2000      2001     2002      2003

Restaurant sales (2)                98.0%     97.9%    97.9%     97.6%        97.5%    98.0%     97.8%    97.7%     97.6%    97.5%
Franchise related income (2)         2.0%      2.1%     2.1%      2.4%         2.5%     2.0%      2.2%     2.3%      2.4%     2.5%
                                  -------------------------------------    --------------------------------------------------------
         Total revenues             100.0%   100.0%   100.0%    100.0%       100.0%   100.0%    100.0%   100.0%    100.0%    100.0%

Cost of food and paper products (3) 21.5%     20.6%    20.5%     21.1%        21.0%    21.0%     21.0%    21.0%     21.0%    21.0%
Gross Margin (3)                    80.5%     81.6%    81.6%     81.4%        81.6%    81.1%     81.2%    81.3%     81.5%    81.6%

Payroll and other benefits (3)      24.5%     25.1%    25.7%     26.6%        25.8%    25.8%     25.8%    25.8%     25.8%    25.8%
Occupancy and other expenses (3)    26.8%     27.7%    29.2%     29.7%        28.2%    28.2%     28.2%    28.2%     28.2%    28.2%
General and administrative (2)       4.6%      5.1%     5.3%      5.6%         5.4%     5.4%      5.4%     5.4%      5.4%     5.4%

EBITDA (2)                          24.4%     23.5%    21.3%     19.7%        22.1%    22.2%     22.2%    22.3%     22.3%    22.4%

EBIT (2)                            17.4%     16.6%    14.1%     13.2%        15.7%    15.7%     15.9%    16.1%     16.3%    16.6%


Net income (2)                      11.5%     11.0%     9.5%      9.1%        10.6%    10.4%     10.6%    10.8%     11.0%    11.3%

(1) Historical results from Company's 10-K. Projections provided by the Company.
(2) As a percentage of total revenues.
(3) As a percentage of restaurant sales.

                                                                 PROJECT OREGANO
FINANCIAL REVIEW

Operating Performance (1)

                                     FY     FY     YTD     YTD     FY      FY      FY     FY      FY      FY
Company-Owned Restaurants          1996   1997 10/5/97 10/4/98   1998    1999    2000   2001    2002    2003
      Beginning number              571    597     597     623    623     633     655    677     699     721
      Additions                      29     30      19      19     25      25      25     25      25      25
      Acquired from (sold to)
       franchisees                    1      4       2       1      1       -       -      -       -
      Divestitures                   (4)    (8)     (5)    (18)   (16)     (3)     (3)    (3)     (3)     (3)
      Ending number                 597    623     613     625    633     655     677    699     721     743
Percent of total                  73.2%  72.3%   73.1%   70.9%  70.4%   68.5%   66.8%  65.3%   64.0%   62.8%

Franchised Restaurants
      Beginning number              200    219     219     239    239     266     301    336     371     406
      Additions                      36     47      31      26     40      40      40     40      40      40
      Purchases from (sold to)
       franchisees                   (1)    (4)     (2)     (1)    (1)      -       -      -       -       -
      Divestitures                  (16)   (23)    (22)     (8)   (12)     (5)     (5)    (5)     (5)     (5)
      Ending number                 219    239     226     256    266     301     336    371     406     441
Percent of total                  26.8%  27.7%   26.9%   29.1%  29.6%   31.5%   33.2%  34.7%   36.0%   37.2%

All Restaurants
      Beginning number              771    816     816     862    862     899     956  1,013   1,070   1,127
      Additions                      65     77      50      45     65      65      65     65      65      65
      Closed during period          (20)   (31)    (27)    (26)   (28)     (8)     (8)    (8)     (8)     (8)
      Ending number                 816    862     839     881    899     956   1,013  1,070   1,127   1,184

Comparative Store Sales Growth    -0.18% -0.36%  -0.20%   0.90%  1.50%   0.50%   0.50%  0.50%   0.50%   0.50%
Average Sales per Restaurant
($ in millions)                   $0.547 $0.554    NA      NA   $0.563$  0.566 $ 0.569 $0.572$  0.575 $ 0.578

(1) Information provided by the Company.

17
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                                                                 PROJECT OREGANO
FINANCIAL REVIEW

Operating Performance (1)

                                      FY        FY       YTD       YTD       FY        FY       FY       FY      FY        FY
Total Systemwide Sales                1996      1997     10/5/97   10/4/98   1998      1999     2000     2001    2002      2003
($ in millions)
   Company-Owned                     $ 319.3   $ 337.7   $ 244.9   $ 256.7   $ 353.6   $ 364.8  $ 379.0  $ 393.5 $ 408.3   $ 423.1
   Franchised                        $ 118.3   $ 132.8        NA        NA   $ 142.2   $ 160.6  $ 181.2  $ 202.2 $ 223.4   $ 244.8
   Total Systemwide Sales            $ 437.6   $ 470.5        NA        NA   $ 495.7   $ 525.4  $ 560.2  $ 595.7 $ 631.6   $ 667.9

   Franchise Royalty Fee (new)            NA        NA        NA        NA       4.0%      4.0%     4.0%     4.0%    4.0%      4.0%
   Franchise Royalty Fee (old)            NA        NA        NA        NA       7.5%      4.8%     4.8%     4.8%    4.8%      4.8%
   Avg. Franchise Fee per Store(2)   $ 0.019   $ 0.026        NA        NA   $ 0.020   $ 0.020  $ 0.020  $ 0.020 $ 0.020   $ 0.020
   Total Initial Franchise Fees      $   0.7   $   1.2        NA        NA   $   0.8   $   0.8  $   0.8  $   0.8 $   0.8   $   0.8
   Total Franchise Royalty Fee       $   5.7   $   6.2        NA        NA   $   8.2   $   6.8  $   7.6  $   8.4 $   9.2   $  10.1
   Total Revenue from Franchisees    $   6.4   $   7.4   $   5.2    $  6.2   $   9.0   $   7.6  $   8.4  $   9.2 $  10.0   $  10.9


Total Revenue ($ in millions)
     Company-Owned                   $ 319.3   $ 337.7   $ 244.9    $256.7   $ 353.6   $ 364.8  $ 379.0  $ 393.5 $ 408.3   $ 423.1
     Franchise Related Income        $   6.4   $   7.4   $   5.2    $  6.2   $   9.0   $   7.6  $   8.4  $   9.2 $  10.0   $  10.9
     Total Revenue                   $ 325.7   $ 345.1   $ 250.1    $262.9   $ 362.6   $ 372.4  $ 387.3  $ 402.7 $ 418.3   $ 434.0

Total Capital Expenditures ($ in millions)
     CapEx per New Restaurant             NA        NA        NA        NA   $  0.41   $  0.41  $  0.41  $  0.41 $  0.41   $  0.41
     New Restaurant CapEx            $  14.1   $  15.9        NA        NA   $  10.3   $  10.3  $  10.3  $  10.3 $  10.3   $  10.3
     Capital Expenditures
      (New Headquarters)             $   4.3   $   5.0        NA        NA   $   7.0   $    -   $    -   $   -   $   -     $   -
     Maintenance Capital
      Expenditures                   $   7.5   $   7.6        NA        NA   $   5.0   $   5.2  $   5.2  $   5.8 $   6.4   $   6.4

(1) Information provided by the Company.
(2) FY'96 and FY'97 average franchise/development fee per store was calcuated based on total initial franchise fees and development fees divided by new franchise stores. Projected fees are provided by the Company.

                                                                 PROJECT OREGANO
FINANCIAL REVIEW

WORKING CAPITAL RELATIONSHIPS

                                     -----------------------------------------------------------------------------------------------
                                          Historical                                         Projected
                                     -----------------------------------------------------------------------------------------------
                                           FY          FY             FY          FY          FY          FY         FY          FY
                                         1996        1997           1998        1999        2000        2001       2002        2003
Inventory as days of COGS                15.1        15.6           15.6        15.6        15.6        15.6       15.6        15.6
Accounts receivable as days of sales      2.3         2.5            2.5         2.5         2.5         2.5        2.5         2.5
Prepaid expenses as days of sales         1.6         1.9            1.9         1.9         1.9         1.9        1.9         1.9
Accounts payable as days of COGS         38.1        53.0           53.2        53.2        53.2        53.2       53.2        53.2
Accrued expenses as days of COGS        120.5       136.7          137.3       137.3       137.3       137.3      137.3       137.3
Other assets                           $5,100      $5,840         $5,800      $5,800      $5,800      $5,800     $5,800      $5,800
Deferred charges, net (in 000s)        $1,633      $1,596         $1,600      $1,600      $1,600      $1,600     $1,600      $1,600
Dividends payable (in 000's)           $4,691      $5,521         $5,521      $5,521      $5,521      $5,521     $5,521      $5,521
Income taxes payable (in 000's)        $5,287      $4,777         $4,777      $4,777      $4,777      $4,777     $4,777      $4,777
Deferred income taxes (in 000s)       $13,645     $11,801        $10,301      $8,801      $7,301      $7,301     $7,301      $7,301
------------------------------------------------------------------------------------------------------------------------------------

                                                                 PROJECT OREGANO
FINANCIAL REVIEW

                               (Graphic omitted)


         Graph depicting the daily prices of shares of Sbarro Inc. from January 12, 1998 to January 11, 1999.


                               (Graphic omitted)


         Graph depicting the trading volume of shares of Sbarro Inc. from January 12, 1998 to January 11, 1999.


Source: IDD Information Services/Tradeline

                                                                 PROJECT OREGANO
FINANCIAL REVIEW

                               (Graphic omitted)


         Graph depicting the closing prices from January 13, 1998 to January 11, 1999 of the S&P 500, Sbarro Inc., Pizza & Italian, and Fast Food as a percentage of what their respective closing prices were on January 13, 1998.


Pizza & Italian is a composite of CEC, DRI, NPCI, PZZI, and UNO.
Fast Food is a composite of FM, YUM, SONC, and WEN.

Source: IDD Information Services/Tradeline

                                                                 PROJECT OREGANO
FINANCIAL REVIEW

                                (Graphic omitted)


         Graph depicting what percent of the total volume of shares, traded from January 12, 1998 to January 11, 1999, traded at specified prices.

Graph shows 16,784,400 cumulative shares, 82% of the 20,528,000 shares outstanding as reported on 1/11/99.

Source: IDD Information Services/ Tradeline

                                                                 PROJECT OREGANO

                            -----------------------

                             III. Valuation Summary

                            -----------------------

                                                                 PROJECT OREGANO

                            ------------------------

                             A.    Methodology

                            ------------------------

                                                                 PROJECT OREGANO
VALUATION SUMMARY

                                   Methodology

o Reviewed historical and projected operational information provided by Sbarro's management. Discussed the Company's historical results, future growth opportunities, and other matters which we considered relevant to our analysis with management.
o Reviewed the Company's historical and projected financial information, as provided by the Company and its financial advisors.
o Analyzed qualitative factors associated with the transaction, including existing management profile and stock ownership.
o Reviewed the Company's Confidential Memorandum dated August 1998 and the written indications of interest received from prospective buyers. Discussed this information with the Company's financial advisers.
o   Valued the Company based on a discounted cash flow analysis.
o Compared and analyzed the Company's financial and operational performance with certain publicly traded pizza and value priced Italian and fast food restaurants. Valued Sbarro based on comparable publicly traded pizza and value priced Italian and fast food restaurant companies.
o Analyzed recent mergers and acquisitions involving restaurant companies and valued the Company based on implied multiples from these transactions.
o   Analyzed the premiums paid in selected Rule 13e-3 transactions.
o   Analyzed the stock trading history of Sbarro.

                                                                 PROJECT OREGANO




                      -----------------------------------

               B.       Risk and Growth  Rankings - Pizza
                        and    Value    Priced    Italian
                        Restaurant Companies

                      -----------------------------------

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS

                                (Graphic omitted)

    Graph comparing the sales growth of Sbarro to the range and mean of sales growth for CEC, DRI, NPCI, PZZI, and UNO over a period of eight quarters ending 11/29/98.

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS


        Comparable Pizza and Value Priced Italian Restaurant Companies

     --------------------------------------------------
                        Growth Factors
     --------------------------------------------------

        ===============================================
             Projected Consensus EPS Growth Rate
                    (Five (5) Year Growth)
        ===============================================

        CEC Entertainment, Inc.               22.0%
        NPC International, Inc.               21.0%
        Uno Restaurant Corporation            15.0%
        Darden Restaurants, Inc.              13.0%
        Pizza Inn, Inc.                       11.0%
        Sbarro, Inc.                           5.0%

        ===============================================

                                    Mean      16.4%

Mean does not include Sbarro.
For further information and detailed analysis, see pages 61-65.

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS


                                   Comparable Pizza and Value Priced Italian Restaurant Companies

     ------------------------------------------------------------------------------------------------------
                                                Growth Factors
     ------------------------------------------------------------------------------------------------------

     ================================================      ================================================
                 Historical Sales Growth                              Historical EBITDA Growth
                  (Two (2) Year CAGR )                                  (Two (2) Year CAGR )
     ================================================      ================================================

     NPC International, Inc.                18.4%          CEC Entertainment, Inc.                64.2%
     CEC Entertainment, Inc.                15.2%          NPC International, Inc.                18.8%
     Uno Restaurant Corporation              5.4%          Pizza Inn, Inc.                         8.2%
     Sbarro, Inc.                            4.5%          Sbarro, Inc.                            6.7%
     Darden Restaurants, Inc.                1.5%          Uno Restaurant Corporation              6.4%
     Pizza Inn, Inc.                        -0.6%          Darden Restaurants, Inc.               -6.2%

     ================================================      ================================================

                                 Mean        8.0%                                      Mean       18.3%

     ================================================      ================================================
                 Historical EBIT Growth                             Historical Net Income Growth
                  (Two (2) Year CAGR )                                  (Two (2) Year CAGR )
     ================================================      ================================================

     CEC Entertainment, Inc.               301.2%          Uno Restaurant Corporation             17.0%
     Uno Restaurant Corporation             18.9%          Pizza Inn, Inc.                        13.6%
     NPC International, Inc.                17.0%          Sbarro, Inc.                           10.1%
     Sbarro, Inc.                            9.5%          NPC International, Inc.                 9.2%
     Pizza Inn, Inc.                         6.8%          Darden Restaurants, Inc.               -9.2%
     Darden Restaurants, Inc.               -9.1%          CEC Entertainment, Inc.                   NA

     ================================================      ================================================

                                 Mean       67.0%                                      Mean        7.6%

Mean does not include Sbarro.
For further information and detailed analysis, see pages 61-65.

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS


                                   Comparable Pizza and Value Priced Italian Restaurant Companies

     ------------------------------------------------------------------------------------------------------
                                         Risk Factors ($ in millions)
     ------------------------------------------------------------------------------------------------------

     ================================================      ================================================
                   Total LTM Sales (1)                                Number of Restaurants (1)

     ================================================      ================================================
     Darden Restaurants, Inc.            $3,409.6          Darden Restaurants, Inc.               1,143
     NPC International, Inc.               $443.4          Sbarro, Inc.                             881
     CEC Entertainment, Inc.               $380.3          NPC International, Inc.                  649
     Sbarro, Inc.                          $357.9          Pizza Inn, Inc.                          505
     Uno Restaurant Corporation            $191.3          CEC Entertainment, Inc.                  320
     Pizza Inn, Inc.                        $68.2          Uno Restaurant Corporation               163

     ================================================      ================================================

                                 Mean      $898.6                                      Mean         556

     ================================================      ================================================
            Equity Market Capitalization (2)                            Enterprise Value (2)
                                                              (Equity Market Capitalization plus Net Debt)
     ================================================      ================================================

     Darden Restaurants, Inc.            $2,532.8          Darden Restaurants, Inc.            $2,840.6
     Sbarro, Inc.                          $521.2          CEC Entertainment, Inc.               $480.4
     CEC Entertainment, Inc.               $463.7          Sbarro, Inc.                          $395.4
     NPC International, Inc.               $305.0          NPC International, Inc.               $391.3
     Uno Restaurant Corporation             $73.0          Uno Restaurant Corporation            $114.4
     Pizza Inn, Inc.                        $48.0          Pizza Inn, Inc.                        $54.8

     ================================================      ================================================

                                 Mean      $657.3                                      Mean      $776.3

Mean does not include Sbarro.
For further information and detailed analysis, see pages 61-65.
(1)  As of latest reported quarter.
(2)  As of 1/12/99.

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS


                                   Comparable Pizza and Value Priced Italian Restaurant Companies



     ------------------------------------------------------------------------------------------------------
                                                 Risk Factors
     ------------------------------------------------------------------------------------------------------

     ================================================      ================================================
                 LTM EBITDA Margins (1)                                   LTM EBIT Margins (1)
                    (EBITDA to Sales)                                       (EBIT to Sales)
     ================================================      ================================================

     Sbarro, Inc.                           22.3%          Sbarro, Inc.                           15.9%
     CEC Entertainment, Inc.                21.9%          CEC Entertainment, Inc.                14.8%
     NPC International, Inc.                16.4%          NPC International, Inc.                10.2%
     Uno Restaurant Corporation             13.0%          Pizza Inn, Inc.                         9.9%
     Pizza Inn, Inc.                        11.3%          Uno Restaurant Corporation              6.5%
     Darden Restaurants, Inc.                9.8%          Darden Restaurants, Inc.                6.0%

     ================================================      ================================================

                                 Mean       14.5%                                      Mean        9.5%

     ================================================      ================================================
                        Leverage (1)                                 LTM Net Income Margins (1)
            (Total Debt to Total Cap.(book))                            (Net Income to Sales)
     ================================================      ================================================

     Sbarro, Inc.                            0.0x          Sbarro, Inc.                           10.7%
     CEC Entertainment, Inc.                 0.1x          CEC Entertainment, Inc.                 8.6%
     Darden Restaurants, Inc.                0.2x          Pizza Inn, Inc.                         6.5%
     Uno Restaurant Corporation              0.4x          NPC International, Inc.                 4.6%
     NPC International, Inc.                 0.4x          Darden Restaurants, Inc.                3.5%
     Pizza Inn, Inc.                         0.5x          Uno Restaurant Corporation              3.1%

     ================================================      ================================================

                                 Mean        0.3x                                      Mean        5.3%

Mean does not include Sbarro.
For further information and detailed analysis, see pages 61-65.
(1)  As of latest reported quarter.

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS


                    ------------------------------------------

                    C.       Risk and  Growth  Rankings - Fast
                             Food Restaurant Companies

                    ------------------------------------------

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS

                               (Graphic omitted)


         Graph comparing the sales growth of Sbarro to the range and mean of sales growth of FM, SONC, YUM, and WEN over a period of eight quarters ending 10/4/98.

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS


                   Comparable Fast Food Restaurant Companies


     --------------------------------------------------------------------------
                                 Growth Factors
     --------------------------------------------------------------------------



        ===============================================
             Projected Consensus EPS Growth Rate
                    (Five (5) Year Growth)
        ===============================================

        Foodmaker, Inc.                       20.0%
        Sonic Corp.                           17.0%
        Tricon Global Restaurants, Inc.       15.0%
        Wendy's International, Inc.           14.0%
        Sbarro, Inc.                           5.0%

        ===============================================

                                    Mean      16.5%

Mean does not include Sbarro.
For further information and detailed analysis, see pages 72-76.

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS

                    Comparable Fast Food Restaurant Companies

     ------------------------------------------------------------------------------------------------------
                                                Growth Factors
     ------------------------------------------------------------------------------------------------------

     ================================================      ================================================
                 Historical Sales Growth                              Historical EBITDA Growth
                  (Two (2) Year CAGR )                                  (Two (2) Year CAGR )
     ================================================      ================================================
     Sonic Corp.                            20.4%          Sonic Corp.                            20.9%
     Wendy's International, Inc.             8.1%          Wendy's International, Inc.            15.1%
     Foodmaker, Inc.                         5.3%          Foodmaker, Inc.                        10.1%
     Sbarro, Inc.                            4.5%          Sbarro, Inc.                            6.7%
     Tricon Global Restaurants, Inc.        -2.8%          Tricon Global Restaurants, Inc.        -4.9%

     ================================================      ================================================

                                 Mean        7.8%                                      Mean       10.3%

     ================================================      ================================================
                 Historical EBIT Growth                             Historical Net Income Growth
                  (Two (2) Year CAGR )                                  (Two (2) Year CAGR )
     ================================================      ================================================

     Sonic Corp.                            18.8%          Foodmaker, Inc.                        41.1%
     Wendy's International, Inc.            15.5%          Sonic Corp.                            16.0%
     Foodmaker, Inc.                        13.3%          Tricon Global Restaurants, Inc.        13.9%
     Sbarro, Inc.                            9.5%          Wendy's International, Inc.            11.1%
     Tricon Global Restaurants, Inc.         0.6%          Sbarro, Inc.                           10.1%

     ================================================      ================================================

                                 Mean       12.1%                                      Mean       20.5%

Mean does not include Sbarro.
For further information and detailed analysis, see pages 72-76.

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS

                    Comparable Fast Food Restaurant Companies


     ------------------------------------------------------------------------------------------------------
                                         Risk Factors ($ in millions)
     ------------------------------------------------------------------------------------------------------

     ================================================      ================================================
                   Total LTM Sales (1)                                Number of Restaurants (1)

     ================================================      ================================================
     Tricon Global Restaurants, Inc.     $8,732.0          Tricon Global Restaurants, Inc.       29,600
     Wendy's International, Inc.         $1,970.5          Wendy's International, Inc.            6,785
     Foodmaker, Inc.                     $1,174.3          Sonic Corp.                            1,847
     Sbarro, Inc.                          $357.9          Foodmaker, Inc.                        1,414
     Sonic Corp.                           $219.1          Sbarro, Inc.                             881

     ================================================      ================================================

                                 Mean      $3,024.0                                      Mean       9,912

     ================================================      ================================================
            Equity Market Capitalization (2)                            Enterprise Value (2)
                                                              (Equity Market Capitalization plus Net Debt)
     ================================================      ================================================

     Tricon Global Restaurants, Inc.     $7,656.0          Tricon Global Restaurants, Inc.    $11,251.0
     Wendy's International, Inc.         $2,769.1          Wendy's International, Inc.         $3,118.4
     Foodmaker, Inc.                       $866.1          Foodmaker, Inc.                     $1,177.9
     Sbarro, Inc.                          $521.2          Sonic Corp.                           $510.8
     Sonic Corp.                           $443.5          Sbarro, Inc.                          $395.4

     ================================================      ================================================

                                 Mean      $2,933.7                                      Mean      $4,014.5

     Mean does not include Sbarro.
     For further information and detailed analysis, see pages 72-76.
(1)  As of latest reported quarter.
(2)  As of 1/12/99.

                                                                 PROJECT OREGANO
RISK AND GROWTH RANKINGS

                    Comparable Fast Food Restaurant Companies

     ------------------------------------------------------------------------------------------------------
                                                 Risk Factors
     ------------------------------------------------------------------------------------------------------

     ================================================      ================================================
                 LTM EBITDA Margins (1)                                   LTM EBIT Margins (1)
                    (EBITDA to Sales)                                       (EBIT to Sales)
     ================================================      ================================================
     Sonic Corp.                            23.1%          Sonic Corp.                            17.5%
     Sbarro, Inc.                           22.3%          Sbarro, Inc.                           15.9%
     Wendy's International, Inc.            17.9%          Wendy's International, Inc.            12.5%
     Tricon Global Restaurants, Inc.        13.3%          Tricon Global Restaurants, Inc.         8.1%
     Foodmaker, Inc.                        11.4%          Foodmaker, Inc.                         7.8%

     ================================================      ================================================

                                 Mean       16.4%                                      Mean       11.5%

     ================================================      ================================================
                        Leverage (1)                                 LTM Net Income Margins (1)
            (Total Debt to Total Cap.(book))                            (Net Income to Sales)
     ================================================      ================================================

     Sbarro, Inc.                            0.0x          Sbarro, Inc.                           10.7%
     Sonic Corp.                             0.3x          Sonic Corp.                            10.2%
     Wendy's International, Inc.             0.3x          Wendy's International, Inc.             7.3%
     Foodmaker, Inc.                         0.7x          Foodmaker, Inc.                         3.4%
     Tricon Global Restaurants, Inc.         1.6x          Tricon Global Restaurants, Inc.         1.6%

     ================================================      ================================================

                                 Mean        0.7x                                      Mean        5.6%

     Mean does not include Sbarro.
     For further information and detailed analysis, see pages 72-76.
(1)  As of latest reported quarter.

                                                                 PROJECT OREGANO


                        ------------------------------

                        D. COMPOSITE IMPLIED VALUATION

                        ------------------------------

                                                                 PROJECT OREGANO

    VALUATION SUMMARY


                         COMPOSITE IMPLIED SHARE PRICE


    [GRAPHIC OMITTED]

         Graph comparing the offer price to the implied share price for Pizza & Value Priced Italian restaurants and Fast Food restaurants. The graph also compares the offer price to the implied share price based on discounted cash flows and comparable transactions.


(1) The range of the above graph represents the mean values of the high, low, mean, and median indication of each valuation methodology. Implied values for each valuation approach are detailed on the following page.

                                                                 PROJECT OREGANO
VALUATION SUMMARY


            SUMMARY OF IMPLIED PRICES OF ALL VALUATION METHODOLOGIES

---------------------------------
Offer Price              $ 28.85
---------------------------------
                                                     High         Low        Mean      Median
                                                  -----------------------------------------------

Discounted Cash Flows                                 $ 31.92     $ 25.99    $ 28.80     $ 28.73

Comparable Companies
     Pizza and Value Priced Italian Restaurants
     LTM Revenue                                      $ 27.81     $ 16.36    $ 21.15     $ 20.41
     LTM EBITDA                                         38.56       23.77      30.11       28.18
     LTM EBIT                                           43.95       28.22      32.45       29.70
     LTM Net Income                                     38.53       19.97      26.85       25.96
     1998 EPS                                           40.79       22.87      29.19       26.55
     1999 EPS                                           35.13       21.65      26.50       22.72
     Tangible Book Value                                30.20       11.54      23.97       27.07
     Mean                                             $ 36.42     $ 20.63    $ 27.17     $ 25.80

     Fast Food Restaurants
     LTM Revenue                                      $ 46.22     $ 23.34    $ 32.78     $ 30.79
     LTM EBITDA                                         44.84       39.86      42.04       41.72
     LTM EBIT                                           49.83       40.59      43.52       41.83
     LTM Net Income                                     39.92       35.47      37.30       36.50
     1998 EPS                                           36.49       33.69      35.59       36.10
     1999 EPS                                           35.13       28.94      31.98       31.93
     Tangible Book Value                                73.60       29.98      47.56       39.10
     Mean                                             $ 46.57     $ 33.13    $ 38.68     $ 36.85

Comparable Transactions
     LTM Revenue                                      $ 30.25     $ 15.61    $ 21.22     $ 18.54
     LTM EBITDA                                         38.41       31.99      34.73       34.23
     LTM EBIT                                           50.98       30.63      39.26       40.30
     LTM Net Income                                     51.49       22.93      35.54       33.48
     Tangible Book Value                                71.48       11.01      38.33       31.61
     Mean                                             $ 48.52     $ 22.43    $ 33.82     $ 31.63


                                                                 PROJECT OREGANO


                      ------------------------------------

                       E. DISCOUNTED CASH FLOW ANALYSIS

                      ------------------------------------

                                                                 PROJECT OREGANO
VALUATION SUMMARY


                       PROJECTED UNLEVERED FREE CASH FLOWS

(In 000's)                                                       Fiscal Years Ended December 31,
                                               --------------------------------------------------------------------

Free Cash Flow:                                    1999          2000         2001         2002         2003

Operating Income (EBIT)                             $ 58,542     $ 61,564     $ 64,840     $ 68,316      $ 71,951
Less:  Income Taxes @ 40.0%                          (23,417)     (24,626)     (25,936)     (27,327)      (28,780)
          Tax-Adjusted Operating Income             $ 35,125     $ 36,939     $ 38,904     $ 40,990      $ 43,170

Plus:    Depreciation                                 24,016       24,536       24,903       25,117        25,188
Less:    Capital Expenditures                        (15,450)     (15,450)     (16,050)     (16,650)      (16,650)
Plus:    Changes in Non-Cash
          Working Capital and Long-
          Term Assets and Liabilities
             Deferred Taxes                           (1,500)      (1,500)           -            -             -
             Receivables                                 (67)        (102)        (105)        (107)         (107)
             Inventories                                (101)        (127)        (131)        (132)         (133)
             Prepaid Expenses                            (51)         (78)         (80)         (81)          (82)
             Deferred Charges                              -            -            -            -             -
             Other Assets                                  -            -            -            -             -
             Accounts Payable and Accruals             1,230        1,552        1,598        1,613         1,627
                                                           -            -            -            -             -

                                               -------------------------------------------------------------------
Free Cash Flow:                                     $ 43,202     $ 45,770     $ 49,039     $ 50,750      $ 53,013
                                               -------------------------------------------------------------------

42

                                                                 PROJECT OREGANO
VALUATION SUMMARY

                                                                 IMPLIED VALUATION

                                             Present Value of Projected Cash Flows and Terminal Values
                                                         (In 000's, except per share data)

 ----------------------------------------------------------------------------------------------------------------------------
  Terminal                    PV of                                                                             PV of
   Value                      Free            PV of       Aggregate       Less:                    PV of        Equity
 Multiple of    Discount    Cash Flow        Terminal       Present       Total      Plus:        Equity         per
 2003 EBITDA    Rate (1)  1999-2003 (2)        Value         Value       Debt (3)    Cash (3)      Value       Share (4)
-----------------------------------------------------------------------------------------------------------------------------

                 10.50%     $183,674        $294,814      $478,488        $ -      $ 125,805       $604,293      $ 29.09
                 11.50%      179,350         281,829       461,178          -        125,805        586,983        28.25
------------- ---------------------------------------------------------------------------------------------------------------

      5.0x       12.50%      175,192         269,524       444,716          -        125,805        570,521        27.46
------------- ---------------------------------------------------------------------------------------------------------------
                 13.50%      171,193         257,858       429,051          -        125,805        554,856        26.71
                 14.50%      167,345         246,793       414,137          -        125,805        539,942        25.99
                                                                                                  -------------   -----------

                                                                                                  -------------   -----------
                 10.50%     $183,674        $353,777      $537,451        $ -      $ 125,805       $663,256      $ 31.92
                 11.50%      179,350         338,195       517,544          -        125,805        643,349        30.97
-----------------------------------------------------------------------------------------------------------------------------
      6.0x       12.50%      175,192         323,428       498,621          -        125,805        624,426        30.06
-----------------------------------------------------------------------------------------------------------------------------
                 13.50%      171,193         309,429       480,622          -        125,805        606,427        29.19
                 14.50%      167,345         296,151       463,496          -        125,805        589,301        28.36
                                                                                                  -------------  ------------
(1) As of 1/12/99, weight average cost of capital was 2.16% based on Company's industry peer group. See calculation in appendix.
(2) Assumes three-quarter year discounting.
(3) As of 10/4/98 balance sheet.
(4) Assumes fully diluted shares outstanding as of 12/2/98 of 20.776 million.                      mean         $ 28.80

43

                                                                 PROJECT OREGANO

                        -------------------------------

                        F. COMPARABLE COMPANY ANALYSIS

                        -------------------------------

                                                                 PROJECT OREGANO
VALUATION SUMMARY

IMPLIED VALUATION - PIZZA AND VALUE PRICED ITALIAN
COMPARABLE COMPANIES

{GRAPHIC OMITTED]


         Graph comparing the offer price to the implied share price of Pizza and Value Priced Italian restaurants based on LTM revenue, LTM EBITDA, LTM EBIT, LTM new income, 1998 EPS, 1999 EPS and book value.

                                                                 PROJECT OREGANO
VALUATION SUMMARY


COMPARABLE COMPANY SUMMARY VALUATION MATRIX - PIZZA AND VALUE PRICED ITALIAN RESTAURANTS

(In thousands except per share)

Offer Price                           $28.85

                                                            Enterprise Value/                                    Equity Value/

                                                    LTM(1)        LTM(1)        LTM(1)         LTM(1)

                                                   Revenue        EBITDA        EBIT           Net Income     1998 EPS    1999 EPS

  Sbarro Operating Parameters (2)                  $357,928       $ 79,804       $ 56,825       $ 38,206     $ 1.86       $ 1.87

  Comparable Company Valuation Multiples(3)
             Pizza and Value High                      1.3x           8.5x          13.9x          21.0x      22.0x        18.8x
              Priced Italian Low                        0.6            4.6            8.1           10.9       12.3         11.6
              Comparables (4)Mean                       0.9            6.3            9.7           14.6       15.7         14.1
                             Median                     0.8            5.8            8.6           14.1       14.3         12.1

                                                ------------------------------------------
  Plus: Cash (5)                                  $ 125,805      $ 125,805      $ 125,805
                                                ------------------------------------------

  Diluted Shares Outstanding (6)                     20,776         20,776         20,776         20,776                      -

  Implied Equity Value Per Share
             Pizza and Value High                   $ 27.81        $ 38.56        $ 43.95        $ 38.53    $ 40.79      $ 35.13
              Priced Italian Low                      16.36          23.77          28.22          19.97      22.87        21.65
                 Comparables Mean                     21.15          30.11          32.45          26.85      29.19        26.50
                             Median                   20.41          28.18          29.70          25.96      26.55        22.72


                                                   10/4/98

                                                 Book Value

 Sbarro Operating Parameters (2)                  $ 241,838

 Comparable Company Valuation Multiples(3)
            Pizza and Value High                       2.6x
             Priced Italian Low                         1.0
             Comparables (4)Mean                        2.1
                            Median                      2.3


 Plus: Cash (5)


 Diluted Shares Outstanding (6)                      20,776

 Implied Equity Value Per Share                                   Mean
            Pizza and Value High                    $ 30.20      $36.42
             Priced Italian Low                       11.54       20.63
                Comparables Mean                      23.97       27.17
                            Median                    27.07       25.80


 (1)  Financial information for the latest twelve months ended 10/4/98.
 (2)  Parameters exclude one-time charges.
 (3) Revenue, EBITDA, and EBIT are multiples of Enterprise Value. Net Income and Book Value are multiples of Equity Value.
 (4)  Includes CEC Entertainment, Darden Restaurants, NPC International,
      Pizza Inn, and Uno Restaurant Corp. See Appendix for more detail.
 (5)  As of 10/4/98 Form 10-Q.
 (6)  Calculated using the treasury stock method.

46

                                                                 PROJECT OREGANO
SELECTED COMPARABLE PIZZA AND VALUE PRICED ITALIAN FOOD COMPANIES

 (In millions, except per                        LTM        FYE        Shares
        share data)                    Ticker    Date       Date       Out.
                                       ------    ----       ----       ------
CEC Entertainment, Inc.      (b)       CEC      10/04/98    01/02/98    18.0
Darden Restaurants, Inc.     (c)(d)    DRI      11/29/98    05/31/98   137.8
NPC International, Inc.      (e)(f)    NPCI     09/29/98    03/31/98    24.4
Pizza Inn, Inc.              (g)(h)*   PZZI     09/27/98    06/28/98    11.7
Uno Restaurant Corporation   (i)       UNO      09/27/98    09/27/98    10.3

Sbarro, Inc. (Trading        (j)(k)    SBA      10/4/98     12/28/97    20.5
Multiples)

Summary Statistics Exclude
Sbarro, Inc.


TABLE CONTINUED


                                                         Based on Latest Twelve Months Results
                                                         -------------------------------------
                                                                     Enterprise Value
                                            Market Values                Multiples          Equity Value Multiples
                                            -------------            ----------------       ----------------------
 (In millions, except per             1/12/99                                                Book     Net     LTM
        share data)                  Per Share  Equity    Unlevered  Sales    EBITDA    EBIT   Value   Income   E.P.S.
                                     ---------  ------    ---------  -----    ------    ----   -----   ------   ------
CEC Entertainment, Inc.      (b)      $25.19    $463.7      $480.4   1.3x     5.8x     8.5x    2.6x    14.1x   14.3x
Darden Restaurants, Inc.     (c)(d)   $18.00    $2,532.8  $2,840.6   0.8x     8.5x    13.9x    2.5x    21.0x   22.1x
NPC International, Inc.      (e)(f)   $12.25    $305.0      $391.3   0.9x     5.4x     8.6x    2.1x    14.9x   15.1x
Pizza Inn, Inc.              (g)(h)*   $3.94     $48.0       $54.8   0.8x     7.1x     8.1x    7.4x    10.9x   12.0x
Uno Restaurant Corporation   (i)       $7.06     $73.0      $114.4   0.6x     4.6x     9.1x    1.0x    12.1x   12.8x

Sbarro, Inc. (Trading        (j)(k)   $25.38    $521.2      $395.4   1.1x     5.0x     7.0x    2.2x    13.6x   13.6x
Multiples)


TABLE CONTINUED

                                       Based on Forward Results
                                       ------------------------

                                        Equity Value Multiples
                                        ----------------------
                                                          1999 P/E/
 (In millions, except per              1998      1999     5yr
        share data)                    E.P.S.    E.P.S.   Growth
                                       -----     ------   --------
CEC Entertainment, Inc.      (b)       14.0x     11.6x    0.5x
Darden Restaurants, Inc.     (c)(d)    22.0x     18.8x    1.4x
NPC International, Inc.      (e)(f)    14.6x     12.1x    0.6x
Pizza Inn, Inc.              (g)(h)*   12.3x       NA      NA
Uno Restaurant Corporation   (i)        NA         NA      NA

Sbarro, Inc. (Trading        (j)(k)    13.7x     13.5x    2.7x
Multiples)

Summary Statistics Exclude       High   1.3x     8.5x    13.9x    2.6x    21.0x   22.1x    22.0x   18.8x   1.4x
Sbarro, Inc.                      Low   0.6x     4.6x     8.1x    1.0x    10.9x   12.0x    12.3x   11.6x   0.5x
                                 Mean   0.9x     6.3x     9.7x    2.1x    14.6x   15.2x    15.7x   14.1x   0.8x
                               Median   0.8x     5.8x     8.6x    2.3x    14.1x   14.3x    14.3x   12.1x   0.6x

Sbarro, Inc. (Implied                   1.3x     5.9x     8.3x    2.5x    15.7x   15.5x    15.5x   15.4x    NM
Multiple at Offer Price)

See footnote descriptions on page 65.

                                                                 PROJECT OREGANO
VALUATION SUMMARY

                   IMPLIED VALUATION - FAST FOOD RESTAURANT
                             COMPARABLE COMPANIES


[GRAPHIC OMITTED]

        Graph comparing the offer price to the implied share price of Fast Food restaurants based on LTM revenue, LTM EBITDA, LTM EBIT, LTM new income, 1998 EPS, 1999 EPS and book value.

                                                                 PROJECT OREGANO
VALUATION SUMMARY



                                                   Comparable Company Summary Valuation Matrix - Fast Food Restaurants

(In thousands, except per share)

Offer Price                 $28.85

                                                Enterprise Value /                                 Equity Value /
                                      ---------------------------------------  --------------------------------------------
                                       LTM (1)     LTM (1)     LTM (1)       LTM (1)                             10/4/98

                                       Revenue     EBITDA       EBIT       Net Income     1998 EPS    1999 EPS  Book Value

 Sbarro Operating Parameters (2)      $357,928    $ 79,804    $ 56,825      $ 38,206       $ 1.86      $ 1.87  $ 241,838

 Comparable Company Valuation
     Multiples (3)

       Fast Food Restaurant High          2.3x       10.1x       16.0x         21.7x        19.6x       18.8x       6.3x
             Comparables (4)Low           1.0         8.8        12.6          19.3         18.1        15.4        2.6
                            Mean          1.6         9.4        13.7          20.3         19.2        17.1        4.1
                            Median        1.4         9.3        13.1          19.8         19.4        17.0        3.4

                                     -----------------------------------
 Plus: Cash (5)                      $ 125,805     $125,805   $ 125,805
                                     -----------------------------------

 Diluted Shares Outstanding (6)         20,776       20,776      20,776        20,776          -           -      20,776

 Implied Equity Value Per Share                                                                                              Mean

       Fast Food Restaurant High       $ 46.22     $ 44.84     $ 49.83       $ 39.92    $ 36.49     $ 35.13    $ 73.60     $46.57
                Comparables Low          23.34       39.86       40.59         35.47      33.69       28.94      29.98      33.13
                            Mean         32.78       42.04       43.52         37.30      35.59       31.98      47.56      38.68
                            Median       30.79       41.72       41.83         36.50      36.10       31.93      39.10      36.85

(1) Financial information for the latest twelve months ended 10/4/98.
(2) Parameters exclude one-time charges.
(3) Revenue, EBITDA, and EBIT are multiples of Enterprise Value. Net
    Income and Book Value are multiples of Equity Value.
(4) Includes Foodmaker, Tricon Global Restaurants, Sonic Corp., and Wendy's.
    See Appendix for more detail.
(5) As of 10/4/98 Form 10-Q.
(6) Calculated using the treasury stock method.

                                                                 PROJECT OREGANO

SELECTED COMPARABLE FAST FOOD COMPANIES


(In millions, except per                         LTM        FYE        Shares
      share data)                      Ticker    Date       Date       Out.
                                       ------    ----       ----       ----

Foodmaker, Inc.              (b)       FM        09/27/98   09/27/98    38.0
Tricon Global Restaurants,   (c)(d)*   YUM       09/05/98   12/27/97   152.9
Inc.
Sonic Corp.                  (e)       SONC      08/31/98   08/31/98    18.9
Wendy's International, Inc.  (f)(g)    WEN       10/04/98   12/28/97   124.4

Sbarro, Inc. (Trading        (h)(i)    SBA       10/4/98    12/28/97    20.5
Multiples)


TABLE CONTINUED

                                                         Based on Latest Twelve Months Results

(In millions, except per      1/12/99                                                      Book    Net     LTM
      share data)             Per Share   Equity   Unlevered    Sales    EBITDA   EBIT     Value   Income  E.P.S.
                              ---------   ------   ---------    -----    ------   ----     -----   ------  ------

Foodmaker, Inc.               $21.94      $866.1    $1,177.9    1.0x     8.8x     12.8x    6.3x    21.7x   22.1x
Tricon Global Restaurants,    $49.88    $7,656.0   $11,251.0    1.3x     9.7x     16.0x     NA     56.2x   57.1x
Inc.
Sonic Corp.                   $22.88      $443.5      $510.8    2.3x    10.1x     13.3x    3.4x    19.8x   20.2x
Wendy's International, Inc.   $22.00    $2,769.1    $3,118.4    1.6x     8.9x     12.6x    2.6x    19.3x   20.2x

Sbarro, Inc. (Trading         $25.38      $521.2      $395.4    1.1x     5.0x      7.0x    2.2x    13.6x   13.6x
Multiples)


TABLE CONTINUED

                                  Based on Forward Results
                                  ------------------------

                                   Equity Value Multiples
                                   ----------------------
                                                    1999 P/E/
(In millions, except per         1998      1999     5yr
     share data)                 E.P.S.    E.P.S.   Growth

Foodmaker, Inc.                  18.1x     15.4x    0.8x
Tricon Global Restaurants,       19.6x     18.8x    1.3x
Inc.
Sonic Corp.                      19.4x     16.3x     NA
Wendy's International, Inc.      19.5x     17.7x    1.3x

Sbarro, Inc. (Trading            13.7x     13.5x    3.7x
Multiples)

                          High   2.3x    10.1x    16.0x    6.3x    21.7x   22.1x   19.6x    18.8x     1.3x
                           Low   1.0x     8.8x    12.6x    2.6x    19.3x   20.2x   18.1x    15.4x     0.8x
                          Mean   1.6x     9.4x    13.7x    4.1x    20.3x   20.8x   19.2x    17.1x     1.1x
                        Median   1.4x     9.3x    13.1x    3.4x    19.8x   20.2x   19.4x    17.0x     1.3x

                                 1.3x     5.9x     8.3x    2.5x    15.7x   15.5x   15.5x    15.4x      NM



See footnote descriptions on page 76.

                                                                 PROJECT OREGANO

                     -----------------------------------

                     G. COMPARABLE TRANSACTIONS ANALYSIS

                     ------------------------------------

                                                                 PROJECT OREGANO
VALUATION SUMMARY

                  IMPLIED VALUATION- COMPARABLE TRANSACTIONS


(Graphic omitted)


        Graph comparing the offer price to the implied share price of comparable transactions based on LTM revenue, LTM EBITDA, LTM EBIT, LTM new income, 1998 EPS, 1999 EPS and book value.

                                                                 PROJECT OREGANO
VALUATION SUMMARY


                                         Comparable Transaction Summary Valuation Matrix


(In thousands, except per share)

Offer Price                       $28.85

                                                           Enterprise Value /                        Equity Value /
                                                ---------------------------------------------  ---------------------------
                                                  LTM (1)       LTM (1)      LTM (1)       LTM (1)       10/4/98
                                                  Revenue       EBITDA        EBIT       Net Income     Book Value
 Sbarro Operating Parameters (2)               $ 357,928      $ 79,804     $ 56,825       $ 38,206      $ 241,838

 Comparable Transaction Valuation
  Multiples (3)
                       High                         1.4x          8.4x        16.4x          28.0x           6.1x
                       Low                           0.6           6.8          9.0           12.5            0.9
                       Mean                          0.9           7.5         12.1           19.3            3.3
                       Median                        0.7           7.3         12.5           18.2            2.7

 Plus: Cash (4)                                $ 125,805     $ 125,805    $ 125,805

 Diluted Shares Outstanding (5)                   20,776        20,776       20,776         20,776         20,776

 Implied Equity Value Per Share                                                                                       Mean

                           High                  $ 30.25       $ 38.41      $ 50.98        $ 51.49        $ 71.48   $ 48.52
                           Low                     15.61         31.99        30.63          22.93          11.01     22.43
                           Mean                    21.22         34.73        39.26          35.54          38.33     33.82
                           Median                  18.54         34.23        40.30          33.48          31.61     31.63

(1) Financial information for the latest twelve months ended 10/4/98.
(2) Parameters exclude one-time charges.
(3) Revenue, EBITDA, and EBIT are multiples of Enterprise Value. Net Income and Book Value are multiples of Equity Value. Includes Spaghetti
    Warehouse, Au Bon Pain, Pollo Tropical, Bertucci's, DavCo Restaurants,
    International Dairy Queen, Perkins Family Restaurants, Krystal Company, and Family Restaurants. See Appendix for more detail.
(4) As of 10/4/98 Form 10-Q.
(5) Calculated using the treasury stock method.

                                                                 PROJECT OREGANO
VALUATION SUMMARY

                                                             Comparable Transactions Valuation Summary

($ in millions)


 Target                             Target                                    Anounced   Offer Terms        EV
      Acquiror                      Business Description                      Effective    Attitude        EPP
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Spaghetti Warehouse                 Operates 40 full service restaurants        9/18/98       Cash       $ 50.7
                                    casual-dining which compete in              Pending     Friendly     $ 46.2
  Consolidated Restaurant Cos       the Italian segment.

--------------------------------------------------------------------------------------------------------------------

Au Bon Pain Co Inc. (2)             Own 152 stores and franchises 111            8/13/98       Cash       $ 73.0
                                    quick-service restaurants worldwide         Pending     Friendly      $ 73.0
  Bruckmann Rosser Sherrill & Co.

--------------------------------------------------------------------------------------------------------------------

Pollo Tropical Inc                  Owns and operates 36, and franchise           6/4/98        Cash       $ 95.1
                                    19, quick-service restaurants.                7/20/98     Friendly     $ 94.9
  Carrols Corp

--------------------------------------------------------------------------------------------------------------------

Bertucci's (3) (4)                  Operates 84, full-service Italian    4/3/98        Cash      $101.7   $ 140.3
                                    restaurants in 11 states.           7/21/98     Friendly     $ 93.5       0.7x
   NE Restaurant Co.

--------------------------------------------------------------------------------------------------------------------

DavCo Restaurants (5) (6)           Operates 229 Wendy's International   9/5/97        Cash      $202.2    $ 299.1
                                    Restaurants and 34 Friendly's       3/24/98     Friendly     $151.1       0.7x
   DavCo Acquisition Holding Inc.   Restaurants.

--------------------------------------------------------------------------------------------------------------------

International Dairy Queen (7)       Develops, licenses and services a  10/21/97       Stock      $536.6    $ 421.1
                                    chain of over 6,000 quick-service   1/8/98      Friendly     $582.2       1.3x
   Berkshire Hathaway, Inc.         restaurants

--------------------------------------------------------------------------------------------------------------------

Perkins Family Restaurants, L.P.    Owns and)operates 135 restaurants    8/4/97        Cash      $240.8    $ 262.8
   (8)(9)(10)                       and 333 franchised restaurants     12/23/97     Friendly     $186.4        0.9x
   The Restaurant Company           in 32 states.

--------------------------------------------------------------------------------------------------------------------

Krystal Company (11)                Owns and operates over  250          9/2/97        Cash      $137.6     $ 248.2
                                    franchised quick-service restaurants 9/29/97     Friendly    $108.4        0.6x
   Port Royal Holdings, Inc.        in 8 states

--------------------------------------------------------------------------------------------------------------------

Family Restaurants, Inc. (12)(13)   Coco's operates 170 bakery           3/4/96        Cash      $306.5     $ 501.2
(Coco's and Carrows)                restaurants and Carrows             5/23/96     Friendly     $135.0       0.6x
   Flagstar Companies, Inc.         operates 157 family restaurants
                                    primarily in California.
--------------------------------------------------------------------------------------------------------------------

Table continued



Target                                   Revenue    EBIT       EBITDA    Net Income       TBV
      Acquiror                           EV/REV.   EV/EBIT    EV/EBITDA  EPP/Net Inc.     EPP/TBV
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

Spaghetti Warehouse                     $ 66.0     $ 2.3      $ 6.1        $ 1.2        $129.6
                                           0.8x     22.5x       8.3x        38.7x          0.4x
  Consolidated Restaurant Cos

----------------------------------------------------------------------------------------------

Au Bon Pain Co Inc. (2)                 $ 190.7       NA        NA           NA             NA
                                          0.4x        NA        NA           NA             NA
  Bruckmann Rosser Sherrill & Co.

------------------------------------------------------------------------------------------------


Pollo Tropical Inc                      $ 67.7     $ 9.8      $12.2        $ 5.9        $ 31.1
                                           1.4x      9.7x       7.8x        16.0x          3.1x
  Carrols Corp

------------------------------------------------------------------------------------------------


Bertucci's (3) (4)                      $ 140.3    $ 6.2      $14.9        $ 3.3        $ 72.3
                                            0.7X    16.4x       6.8x        28.0x          1.3x
   NE Restaurant Co.

------------------------------------------------------------------------------------------------


DavCo Restaurants (5) (6)               $ 299.1    $15.1      $24.0        $ 6.3        $ 24.6
                                            0.7x    13.4x       8.4x        23.8x          6.1x
   DavCo Acquisition Holding Inc.

------------------------------------------------------------------------------------------------


International Dairy Queen (7)           $ 421.1    $59.7      $66.2        $38.1        $ 97.9
                                            1.3x     9.0x       8.1x        15.3x          5.9x
   Berkshire Hathaway, Inc.
------------------------------------------------------------------------------------------------


Perkins Family Restaurants, L.P.        $ 262.8    $19.2      $35.1        $ 9.1          NM
   (8)(9)(10)                               0.9x    12.5x       6.9x        20.5x         NM
   The Restaurant Company


------------------------------------------------------------------------------------------------

Krystal Company (11)                    $ 248.2     9.3       $20.4        $ 3.4        $ 45.6
                                            0.6x   14.8x        6.8x         NM            2.4x
   Port Royal Holdings, Inc.

------------------------------------------------------------------------------------------------

Family Restaurants, Inc. (12)(13)       $501.2     $33.2        NA     $ 10.0           $132.2
(Coco's and Carrows)                       0.6x     9.2x        NA       12.5x             0.9x
   Flagstar Companies, Inc.

------------------------------------------------------------------------------------------------

                                                      Summary Statistics (excludes pending transactions)

      Legend                                          High           1.4x     16.4x        8.4x        28.0x        6.1x
      EV = Enterprise Value                           Low            0.6x      9.0x        6.8x        12.5x        0.9x
      EPP = Equity Purchase Price                     Mean           0.9x     12.1x        7.5x        19.3x        3.3x
      LTM = Latest Twelve Months                      Median         0.7x     12.5x        7.3x        18.2x        2.7x
      TBV = Tangible Book Value

                                                      Sbarro's Implied Multiple at Offer Price

                                                                     1.3x      8.3x        5.9x        15.7x        2.5x
54

                                                                 PROJECT OREGANO
VALUATION SUMMARY



Footnotes:
------------------------------------

(1) Financial data excludes the results of discontinued operations, extraordinary gains, one-time charges and pending transactions. Unless otherwise noted, options are assumed to be cashed out based on the treasury stock method.
(2) The management discussions in the relevant 10-K and 10-Qs were the source of the revenue for the Au Bon Pain business unit.
(3)   Outstanding shares as of the Form S-4 dated 11/5/98.
(4)   Financial data as of LTM ended 4/18/98.
(5)   Rule 13e-3 transaction. Buying group owned 48% of outstanding common stock.
(6)   Financial data as of fiscal year ended 9/27/97.
(7) Depreciation and amortization not disclosed in Form 10-Q. Depreciation and amortization is from latest Form 10-K.
(8) Company is a "pass through" entity. Tangible book value (TBV) has been excluded from summary statistics.
(9)   Net income is calculated based on an assumed 40% tax rate.
(10)  Rule 13e-3 transaction.
(11) Company filed for bankruptcy in 1995, filed a plan of reorganization in Feb. 1997, and was acquired in September. Therefore, the net income multiple has been excluded from the summary statistics.
(12)  Family Restaurants was a private company at the time of the transaction.
(13) Assumption of debt includes issuance of $150MM of senior notes to refinance target's outstanding balance on revolver and the assumption of capital lease obligations.


                                                                 PROJECT OREGANO


                         ----------------------------

                          H.  COMPARABLE COMPANIES
                                VALUATION UPDATE

                         ---------------------------

                                                                 PROJECT OREGANO
VALUATION SUMMARY

Comparable Companies - Valuation Update

                                                                          At 4/15/98
                                            ------------------------------------------------------------------------
Company Name                      Symbol    Stock Price  LTM EPS/ PE   FTM EPS/PE (1)    1998 EPS/PE   1999 EPS/PE
-------------------------------- ---------- ----------- -------------- ---------------- -------------- -------------
Sbarro, Inc.                        SBA         $29.50          $1.86            $2.08          $1.86         $1.87
                                                                15.9x            14.2x          15.9x         15.7x

Comparable Pizza and Value
  Priced Italian Food
  Companies

CEC Entertainment, Inc.             CEC         $33.56          $1.34            $1.66          $1.66         $1.98
                                                                25.0x            20.2x          20.2x         17.0x

Carden Restaurants, Inc.            DRI         $17.69          $0.53            $0.78          $0.74         $0.94
                                                                33.4x            22.7x          23.9x         18.8x

NPC International, Inc.            NPCI         $13.00          $0.72            $0.94          $0.95         $1.18
                                                                18.1x            13.8x          13.7x         11.0x

Pizza Inn, Inc.                    PZZI          $5.50          $0.34            $0.42          $0.42            NA
                                                                16.2x            13.1x          13.1x            NA

Uno Restaurant Corporation          UNO          $7.50          $0.42               NA             NA            NA
                                                                17.9x               NA             NA            NA

                                            ------------------------------------------------------------------------  -
                                  Excludes  Mean                22.1x            17.5x          17.7x         15.6x
                                    Sbarro  Median              18.1x            17.0x          17.0x         17.0x
                                            ------------------------------------------------------------------------  -

Comparable Fast Food Companies

Foodmaker, Inc.                     FM          $20.25          $0.95            $1.16          $1.17         $1.40
                                                                21.3x            17.5x          17.3x         14.5x

Tricon Global Restaurants, Inc.     YUM         $31.69         ($0.04)           $1.86          $1.88         $2.12
                                                                   NM            17.0x          16.9x         14.9x

Sonic Corp.                        SONC         $22.50          $0.99            $1.19          $1.15            NA
                                                                22.8x            18.9x          19.6x            NA

Wendy's International, Inc.         WEN         $22.00          $1.24            $1.14          $1.17         $1.34
                                                                17.7x            19.3x          18.8x         16.4x

                                            ------------------------------------------------------------------------  -
                                  Excludes  Mean                20.6x            18.2x          18.1x         15.3x
                                    Sbarro  Median              21.3x            18.2x          18.1x         14.9x
                                            ------------------------------------------------------------------------  -

Table continued                                                                                                         At 01/12/99
                                        ----------------------------------------------------------- -------------
Company Name                            Stock Price   LTM EPS/PE     FTM EPS/PE (1)   1998 EPS/PE   1999 EPS/PE
--------------------------------        ------------ -------------  ----------------- ------------- -------------

Sbarro, Inc. .                             $25.38         $1.86            NA         $1.86        $ 1.87
                                           -14.0%         13.6x            NA         13.7x         13.5x

Comparable Pizza and Value Price
  Italian Food Companies

CEC Entertainment, Inc.                    $25.19         $1.77         $2.08         $1.80         $ 2.18
                                           -25.0%         14.3x         12.1x         14.0x          11.6x

Carden Restaurants, Inc.                   $18.00         $0.82         $0.90         $0.82         $ 0.96
                                             1.8%         22.1x         20.0x         22.0x          18.8x

NPC International, Inc.                    $12.25         $0.81         $0.87         $0.84         $ 1.01
                                            -5.8%         15.1x         14.1x         14.6x          12.1x

Pizza Inn, Inc.                             $3.94         $0.33            NA         $0.32            NA
                                           -28.4%         12.0x            NA         12.3x            NA

Uno Restaurant Corporation                  $7.06         $0.55            NA            NA            NA
                                            -5.8%         12.8x            NA            NA            NA

                                       -------------------------------------------------------------------
                                           -12.6%         15.2x         15.4x         15.7x          14.1x
                                            -5.8%         14.3x         14.1x         14.3x         12.1x
                                       -------------------------------------------------------------------

Comparable Fast Food Companies

Foodmaker, Inc.                            $21.94         $0.99         $1.33         $1.21         $1.42
                                             8.3%         22.1x         16.5x         18.1x         15.4x

Tricon Global Restaurants, Inc.            $49.88         $0.87         $2.58         $2.54         $2.66
                                            57.4%         57.1x         19.3x         19.6x         18.8x

Sonic Corp.                                $22.88         $1.13         $1.32         $1.18         $1.40
                                             1.7%         20.2x         17.3x         19.4x         16.3x

Wendy's International, Inc.                $22.00         $1.09         $1.22         $1.13         $1.24
                                             0.0%         20.2x         18.0x         19.5x         17.7x

                                       ------------------------------------------------------------------------
                                            16.8%         20.8x (2)     17.8x         19.2x         17.1x
                                             5.0%         20.2x (2)      17.7x        19.4x         17.0x
                                       ------------------------------------------------------------------------

------------------------------------------
Note:  Earnings estimates from First Call except Sbarro estimates which are from Company provided projections.
(1)  Forward twelve months.
(2)  Excludes Tricon Global Restaurants.


                                                                 PROJECT OREGANO


                            --------------------

                                   APPENDIX

                            --------------------

                                                                 PROJECT OREGANO

                       ---------------------------------

                        A. COMPARABLE COMPANIES ANALYSIS


                       ---------------------------------

                                                                 PROJECT OREGANO

               --------------------------------------------------

                 1. PIZZA AND VALUE PRICED ITALIAN RESTAURANTS

              ---------------------------------------------------

                                                                 PROJECT OREGANO

APPENDIX

                             Company Descriptions

CEC Entertainment Inc.


The company is engaged in the family restaurant/entertainment center business through its Chuck E. Cheese's Pizza restaurants which offer a variety of pizza, salad bar, sandwiches and desserts and feature musical and comic entertainment by life-size, computer-controlled robotic characters, family oriented games, rides and arcade-style activities. As of October 19, 1998, the company operated 259 restaurants and franchisees operated 61 restaurants located in 44 states.

Darden Restaurants, Inc.

The company is the world's largest full-service restaurant organization. As of August 30, 1998, the company operated 1,143 restaurants, including 642 domestic Red Lobster restaurants, 459 domestic The Olive Garden restaurants and 3 domestic Bahama Breeze restaurants. The company also operated 39 restaurants in Canada, including 34 Red Lobster and 5 The Olive Garden restaurants. All of its restaurants are company owned and operated.

NPC International, Inc.

The company is the largest Pizza Hut franchisee in the world. As of September 29, 1998, the company owned and operated 524 Pizza Hut restaurants and 125 Pizza Hut delivery units.

Pizza Inn, Inc.

The company is the franchisor and food/supplies distributor to a system of restaurants operating under the Pizza Inn name. As of September 9, 1998, the Pizza Inn system consisted of 505 units, including 3 company operated units and 502 franchised units. Pizza Inn units are located in 22 states and 19 foreign countries. Domestic units, which are comprised of 294 full-service units, 40 delivery/carry-out units and 98 express units, are located predominantly in the southern half of the United States, with Texas, North Carolina and Arkansas accounting for approximately 29%, 16% and 11%, respectively, of the total.

Uno Restaurant Corporation

As of October 12, 1998, the company owned and operated or franchised a total of 163 restaurants in 19 states, the District of Columbia and 3 foreign countries. These restaurants include 97 owned and 66 franchised casual dining, full-service restaurants under the Pizzeria Uno Chicago Bar & Grill name. The company also operates a consumer foods division, which supplies American Airlines, movie theaters, hotel restaurants and supermarkets in the Northeast with both frozen and refrigerated Pizzeria Uno brand products, as well as certain private label products.

                                                                 PROJECT OREGANO

SELECTED COMPARABLE PIZZA AND VALUE PRICED ITALIAN FOOD COMPANIES



                                             Latest Twelve Month Results
                                             ---------------------------
(In millions, except
   per share data)

                                       Rest.                       Net                  Book
                           Sales       Pft.       EBITDA   EBIT    Inc.     Assets      Value       Debt      ROE
                           --------    ------     ------   ------  ------   --------    --------    ------    -----
CEC Entertainment, Inc.      $380.3    $139.6      $83.4    $56.5   $32.9     $244.4      $178.7     $27.0    19.2%
Darden Restaurants, Inc.   $3,409.6    $686.6     $335.7   $205.1  $120.9   $1,879.4    $1,000.4    $320.9    11.7%
NPC International, Inc.      $443.4     $78.8      $72.6    $45.3   $20.4     $314.4      $143.9     $90.2    16.3%
Pizza Inn, Inc.               $68.2     $11.5       $7.7     $6.8    $4.4      $20.5        $6.5      $7.8    50.7%
Uno Restaurant               $191.3     $38.5      $24.8    $12.5    $6.0     $143.2       $73.7     $43.4     8.3%
Corporation
Sbarro, Inc. (Trading       $357.9     $96.4      $79.8    $56.8   $38.2     $283.1      $241.8      $0.0    16.8%
Multiples)


TABLE CONTINUED




                                  Latest Fiscal Year
                                       Results
                                  ------------------
(In millions, except
  per share data)

                              Sales        EBIT       Net

CEC Entertainment, Inc.         $349.2      $44.4     $25.1
Darden Restaurants, Inc.      $3,287.0     $173.8    $101.7
NPC International, Inc.         $455.3      $45.6     $19.5
Pizza Inn, Inc.                  $68.6       $7.8      $5.0
Uno Restaurant                  $191.3      $12.5      $6.0
Corporation
Sbarro, Inc. (Trading           $345.1      $57.1     $38.1
Multiples)


TABLE CONTINUED




(In millions, except        Per Share Results (a)      EPS Growth
   per share data)          ---------------------      ----------
                            LTM      1998    1999     98-99   5-Yrs.

CEC Entertainment, Inc.     $1.77    $1.80   $2.18    21.1%   22.00%
Darden Restaurants, Inc.    $0.82    $0.82   $0.96    17.1%   13.00%
NPC International, Inc.     $0.81    $0.84   $1.01    20.2%   21.00%
Pizza Inn, Inc.             $0.33    $0.32     NA      NA     11.00%
Uno Restaurant              $0.55       NA     NA      NA     15.00%
Corporation
Sbarro, Inc. (Trading       $1.86    $1.86   $1.87     0.8%    5.04%
Multiples)

            High        21.1%       22.0%
             Low        17.1%       11.0%
            Mean        19.5%       16.4%
          Median        20.2%       15.0%


Summary Statistics Exclude Sbarro, Inc.

62

                                                                 PROJECT OREGANO

SELECTED COMPARABLE PIZZA AND VALUE PRICED ITALIAN FOOD COMPANIES



                                                             Latest Twelve Months
                                                             --------------------

(In millions, except per                       Margins                                      Credit
share data)                                    -------                                      ------

                              Rest.                                                     Crnt.     Debt/     EBITDA/
                              Pft.      S,G&A    EBITDA    EBIT     Net      Debt/Cap.  Ratio     EBITDA    Int.
                              -----     -----    ------    ----     -----    ---------  -----     ------    ------

CEC Entertainment, Inc.       36.7%     21.9%    21.9%     14.8%     8.6%    0.1x       0.7x      0.3x      42.2x
Darden Restaurants, Inc.      20.1%     14.1%     9.8%      6.0%     3.5%    0.2x       0.6x      1.0x      16.1x
NPC International, Inc.       17.8%      7.8%    16.4%     10.2%     4.6%    0.4x       0.3x      1.2x       5.0x
Pizza Inc, Inc.               16.9%      7.0%    11.3%      9.9%     6.5%    0.5x       1.8x      1.0x      16.3x
Uno Restaurant Corporation    20.1%     13.5%    13.0%      6.5%     3.1%    0.4x       0.3x      1.8x       7.0x
Sbarro, Inc. (Trading         26.9%     11.8%    22.3%     15.9%    10.7%    0.0x       4.5x       NA         NA
Multiples)



TABLE CONTINUED





(In millions, except per              Two Year Growth
share data)
                              Sales     EBIT      EBITDA   Net Income
                              -----     -----     ------   ----------
CEC Entertainment, Inc.       15.2%     301.2%    64.2%     NA
Darden Restaurants, Inc.       1.5%      -9.1%    -6.2%    -9.2%
NPC International, Inc.       18.4%      17.0%    18.8%     9.2%
Pizza Inc, Inc.               -0.6%       6.8%     8.2%    13.6%
Uno Restaurant Corporation     5.4%      18.9%     6.4%    17.0%
Sbarro, Inc. (Trading          4.5%       9.5%     6.7%    10.1%
Multiples)


Summary Statistics Exclude Sbarro, Inc.




                     High    36.7%     21.9%    21.9%     14.8%     8.6%     0.5x     1.8x     1.8x        42.2x
                      Low    16.9%      7.0%     9.8%      6.0%     3.1%     0.1x     0.3x     0.3x         5.0x
                     Mean    22.3%     12.8%    14.5%      9.5%     5.3%     0.3x     0.7x     1.1x        17.3x
                   Median    20.1%     13.5%    13.0%      9.9%     4.6%     0.4x     0.6x     1.0x        16.1x


TABLE CONTINUED



                     High    18.4%  301.2%    64.2%      17.0%
                      Low    -0.6%   -9.1%    -6.2%      -9.2%
                     Mean     8.0%   67.0%    18.3%       7.6%
                   Median     5.4%   17.0%     8.2%      11.4%


                                                                 PROJECT OREGANO

SELECTED COMPARABLE PIZZA AND VALUE PRICED ITALIAN FOOD COMPANIES
                                                           Latest Twelve Months
                                                           --------------------

(Dollars in millions except per
unit date)                                    Restaurants
                                              -----------
                                   Owned       Franchised   Total
                                   -----       ----------   -----

CEC Entertainment, Inc.             259           61        320
Darden Restaurants, Inc.           1,143           -      1,143
NPC International, Inc.             649            -        649
Pizza Inn, Inc.                       3          502        505
Uno Restaurant Corporation           97           66        163
Sbarro, Inc. (Trading Multiples)    625          256        881

Summary Statistics Exclude
Sbarro, Inc.
                         High     1,143          502      1,143
                         Low          3           61        163
                         Mean       430          210        556
                         Median     259           66        505

TABLE CONTINUED


(Dollars in millions except per
unit date)                                                         Per Unit Data (1)
                                       -------------------------------------------------------------------------
                                         Revenue        EBIT          EBITDA        EBITDA+Rent           ROI
                                         -------        ----          ------        -----------           ---
CEC Entertainment, Inc.                $1,437,000            NA             NA               NA            NA
Darden Restaurants, Inc.               $2,883,000      $548,000       $657,000         $704,000         28.2%
NPC International, Inc.                  $630,000            NA             NA               NA            NA
Pizza Inn, Inc.                                NA            NA             NA               NA            NA
Uno Restaurant Corporation             $1,856,000      $229,000       $348,000               NA            NA
Sbarro, Inc. (Trading Multiples)         $548,922      $104,131       $138,328         $261,891         30.5%

Summary Statistics Exclude
Sbarro, Inc.
                         High          $2,883,000      $548,000       $657,000               NA            NA
                          Low            $630,000      $229,000       $348,000               NA            NA
                         Mean          $1,701,500      $388,500       $502,500               NA            NA
                       Median          $1,646,500      $388,500       $502,500               NA            NA

TABLE CONTINUED

(Dollars in millions except per
unit date)                              New Store (1)
                                   -----------------------------
                                   Growth         Tot.Cost/Unit
                                   ------         --------------
CEC Entertainment, Inc.              2.2%           $1,500,000
Darden Restaurants, Inc.            -0.7%           $2,500,000
NPC International, Inc.             -5.7%             $725,000
Pizza Inn, Inc.                      2.2%                   NA
Uno Restaurant Corporation          -1.8%           $2,350,000
Sbarro, Inc. (Trading Multiples)     4.3%             $859,036

Summary Statistics Exclude
Sbarro, Inc.
                         High        2.2%           $2,500,000
                          Low       -5.7%             $725,000
                         Mean       -0.7%           $1,768,750
                       Median       -0.7%           $1,925,000



(1) Unit level data from company financials and Credit Suisse First Boston industry research report dated 2/11/98.

                                                                 PROJECT OREGANO


SELECTED COMPARABLE PIZZA AND VALUE PRICED ITALIAN FOOD COMPANIES


Footnotes


* Indicates one or more parameters have been excluded from the summary statistics.


(a) Earnings estimates from First Call except Sbarro estimates which are from company projections.


(b) Gains and losses on property transactions in fiscal 1997, fiscal 1996 and fiscal 1995 were added back net of taxes based on the effective tax rate of the company.


(c) Charges for restructuring and asset impairment in fiscal 1996 and 1997 were added back net of taxes based on the effective tax rate of the company.


(d) Per unit data and comparative store sales data is for Olive Garden restaurants only.


(e) Charges for restructuring and asset impairment in fiscal 1998 and 1996 were added back net of taxes based on the effective tax rate of the company.


(f) Excludes gain on recapitalization of Romacorp which was incurred during second quarter of fiscal 1999. Romacorp restaurants excluded from unit data.


(g) Provision for bad debt in fiscal 1998 and fiscal 1997 was added back net of taxes based on the effective tax rate of the company.


(h) Restaurant count as of the latest fiscal year ended 6/28/98.


(i) Special charges in fiscal 1997 and fiscal 1996 were added back net of taxes based on the effective tax rate of the company.


(j) Provisions for unit closings in fiscal 1997 and fiscal 1996 were added back net of taxes based on the effective tax rate of the company.


(k) Terminated transaction and litigation settlement charges incurred during the forty-weeks ended 10/4/98 were added back net of taxes based on the effective tax rate of the company.

                                                                 PROJECT OREGANO

APPENDIX

                          CEC ENTERTAINMENT INC. (1)
                Daily Prices: July 13, 1998 to January 11, 1999

[GRAPHIC OMITTED]

     Graph depicting the daily prices of shares of CEC Entertainment Inc. from July 13, 1998 to January 11, 1999.

[GRAPHIC OMITTED]

       Graph depicting the trading volume of shares of CEC Entertainment Inc. from July 13, 1998 to January 11, 1999.

(1) Data prior to 7/9/98 is unavailable fromIDD Information Services/Tradeline as a result of the company's name change to CEC Entertainment Inc.

Source:  IDD Information Services/Tradeline

                                                                 PROJECT OREGANO
APPENDIX


                               DARDEN RESTAURANTS INC
                Daily Prices: January 12, 1998 to January 11, 1999

[GRAPHIC OMITTED]

         Graph depicting the daily prices of shares of Darden Restaurants, Inc. from January 12, 1998 to January 11, 1999.



[GRAPHIC OMITTED]

         Graph depicting trading volume of shares of Darden Restaurants, Inc. from January 12, 1998 to January 11, 1999.


Source:  IDD Information Services/Tradeline

                                                                 PROJECT OREGANO
APPENDIX


                             NPC INTERNATIONAL INC
                Daily Prices: January 12, 1998 to January 11, 1999


[GRAPHIC OMITTED]

         Graph depicting the daily prices of shares of NPC International, Inc. from January 12, 1998 to January 11, 1999.


[GRAPHIC OMITTED]

         Graph depicting trading volume of shares of NPC International, Inc. from January 12, 1998 to January 11, 1999.


Source:  IDD Information Services/Tradeline

                                                                 PROJECT OREGANO
APPENDIX


                                 PIZZA INN INC
               Daily Prices: January 12, 1998 to January 11, 1999

[GRAPHIC OMITTED]

         Graph depicting the daily prices of shares of Pizza Inn Inc. from January 12, 1998 to January 11, 1999.


[GRAPHIC OMITTED]

         Graph depicting trading volume of shares of Pizza Inn Inc. from January 12, 1998 to January 11, 1999.

Source:  IDD Information Services/Tradeline

                                                                 PROJECT OREGANO
APPENDIX

                              UNO RESTAURANT CORP
               Daily Prices: January 12, 1998 to January 11, 1999

[GRAPHIC OMITTED]

     Graph depicting the daily prices of shares of UNO Restaurant Corp. from January 12, 1998 to January 11, 1999.


[GRAPHIC OMITTED]

     Graph depicting trading volume of shares of UNO Restaurant Corp. from January 12, 1998 to January 11, 1999.


Source:  IDD Information Services/Tradeline

                                                                 PROJECT OREGANO



                           --------------------------

                            2. FAST FOOD RESTAURANTS

                           --------------------------

                                                                 PROJECT OREGANO


APPENDIX


                             Company Descriptions

Foodmaker, Inc.

The company owns, operates and franchises Jack in the Box restaurants, a fast-food chain located principally in the Western and Southwestern United States. Jack in the Box is a leading regional competitor in the fast-food segment of the restaurant industry. At September 28, 1997, there were 1,414 Jack in the Box restaurants, of which 1069 were operated by the company and 345 were franchised.

TRICON Global Restaurants, Inc.

The company is the world's largest quick service restaurant company based on number of units, with 29,600 units in 95 countries and territories. The company, owns, operates and franchises three of the most recognized restaurant concepts, Pizza Hut, Taco Bell and KFC. As of September 5, 1998, the company's system included 10,049 company operated/joint venture restaurants and 19,551 franchised/licensed restaurants.

Sonic Corp.

The company operates and franchises the largest chain of drive-in restaurants in the United States. As of August 31, 1998, the company had 1,847 restaurants in operation, consisting of 292 company-owned restaurants and 1,555 franchised restaurants, principally in the south central and southeastern United States. At a typical Sonic restaurant, a customer drives into one of 24 to 36 covered drive-in spaces, orders through an intercom, and has the food delivered by a carhop within an average of four minutes.

Wendy's International, Inc.

The company is primarily engaged in the business of operating, developing, and franchising a system of distinctive quick-service restaurants. At December 28, 1997, there were 5,207 Wendy's restaurants in operation in the United States and in 34 other countries and territories. Of these restaurants, 1,202 were operated by the company and 4,005 were franchised. During the same period, the company operated 124 Tim Hortons restaurants and its franchisees operated 1,454 in Canada and the United States.

                                                                 PROJECT OREGANO



SELECTED COMPARABLE FAST FOOD COMPANIES



                                                    Latest Twelve Month Results
                          -------------------------------------------------------------------------------------------

(in millions, except                                          Results
per share data)
                          -------------------------------------------------------------------------------------------
                           Sales    Rest.     EBITDA     EBIT    Net        Assets        Book       Debt       ROE
                                    Pft.                         Inc.                    Value
                           -----    ----      ------     ----    ---        -----        ------     -----       ---

Foodmaker, Inc.           $1,174.3    $179.4    $133.8   $91.7    $39.9     $743.6       $137.0      $321.7     35.5%

Tricon Global             $8,732.0  $1,612.0  $1,158.0  $703.0   $136.2   $4,616.0    ($1,375.0)   $3,834.01    12.4%
Restaurants, Inc.

Sonic Corp.                 $219.1     $83.3     $50.6   $38.4    $22.3     $233.2       $132.0       $69.9     17.9%

Wendy's International,    $1,970.5    $523.7    $352.2  $246.9   $143.5   $1,794.7     $1,075.3      $451.7     12.6%
Inc.

Sbarro, Inc. (Trading       $357.9     $96.4     $79.8   $56.8    $38.2     $283.1       $241.8        $0.0     16.8%
Multiples)


TABLE CONTINUED

                            Latest Fiscal Year
                                 Results
                          -----------------------

(in millions, except             Results                   Per Share Results         EPS Growth
per share data)                                                  (a)
                          -------------------------       ---------------------    ---------------
                           Sales     EBIT       Net        LTM   1998    1999      98-99   5-Yrs.
                           -----     ----       ---        ---   ----    ----      -----   ------

Foodmaker, Inc.           $1,174.3   $91.7     $39.9     $0.99  $1.21   $1.42      17.4%   20.00%

Tricon Global             $9,681.0   $662.0   $141.6     $0.87  $2.54   $2.66       4.7%   15.00%
Restaurants, Inc.

Sonic Corp.                $219.1    $38.4     $22.3     $1.13  $1.18   $1.40      18.6%   17.00%

Wendy's International,    $2,036.9   $295.3   $173.4     $1.09  $1.13   $1.24       9.7%   14.00%
Inc.

Sbarro, Inc. (Trading      $345.1     $57.1    $38.1     $1.86  $1.86   $1.87       0.8%    3.66%
Multiples)


Summary Statistics Exclude Sbarro, Inc.

High                        18.6%     20.0%

Low                          4.7%     14.0%

Mean                        12.6%     16.5%

Median                      13.5%     16.0%

                                                                 PROJECT OREGANO

SELECTED COMPARABLE FAST FOOD COMPANIES

                                                                    Latest Twelve Months
                             ---------------------------------------------------------------------------------------------------

(in millions, except per                       Margins                                             Credit
share data)
                             ---------------------------------------------    --------------------------------------------------
                               Rest.      S,G&A      EBITDA    EBIT     Net       Debt/Cap.     Crnt.     Debt/EBITDA    EBITDA/Int
                               Pft.                                                             Ratio
                               -----      -----      ------    ----     ---       --------      ------     -----------   ----------

Foodmaker, Inc.                 15.3%      7.8%       11.4%    7.8%      3.4%        0.7x        0.4x          2.4x        4.0x

Tricon Global Restaurants,      18.5%     10.4%       13.3%    8.1%      1.6%        1.6x        0.4x          3.3x        4.0x
Inc.

Sonic Corp.                     38.0%     20.5%       23.1%   17.5%     10.2%        0.3x        0.7x          1.4x       18.4x

Wendy's International, Inc.     26.6%     14.0%       17.9%   12.5%      7.3%        0.3x        1.4x          1.3x      228.9x

Sbarro, Inc. (Trading           26.9%     11.8%       22.3%   15.9%     10.7%        0.0x        4.5x            NA          NA
Multiples)

TABLE CONTINUED


(in millions, except per                       Two Year Growth
share data)
                               ----------------------------------------------
                                  Sales       EBIT       EBITDA    Net Income

Foodmaker, Inc.                    5.3%      13.3%       10.1%       41.1%

Tricon Global Restaurants,        -2.8%       0.6%       -4.9%       13.9%
Inc.

Sonic Corp.                       20.4%      18.8%       20.9%       16.0%

Wendy's International, Inc.        8.1%      15.5%       15.1%       11.1%

Sbarro, Inc. (Trading              4.5%       9.5%        6.7%       10.1%
Multiples)


Summary Statistics Exclude Sbarro, Inc.

     High            38.0%    20.5%     23.1%   17.5%    10.2%          1.6x        1.4x         3.3x       228.9x

     Low             15.3%     7.8%     11.4%    7.8%     1.6%          0.3x        0.4x         1.3x         4.0x

     Mean             24.6    13.2%     16.4%   11.5%     5.6%          0.7x        0.7x         2.1x        63.9x

     Median          22.5%    12.2%     15.6%   10.3%     5.3%          0.5x        0.5x         1.9x        11.2x


TABLE CONTINUED

     High           20.4%      18.8%       20.9%       16.0%

     Low            -2.8%       0.6%       -4.9%       11.1%

     Mean            7.8%      12.1%       10.3%       13.6%

     Median          6.7%      14.4%       12.6%       13.9%

                                                                 PROJECT OREGANO

SELECTED COMPARABLE FAST FOOD COMPANIES

                                                                                               Latest Twelve Months
                                 ---------------------------------------------------------------------------------------------------

(Dollars in millions except per             Restaurants                                    Per Unit Data (1)
unit data)
                                 ----------------------------------  ---------------------------------------------------------------
                                    Owned     Franchised    Total      Revenue      EBIT         EBITDA     EBITDA+Rent     ROI
                                    -----     ----------    -----      -------      ----         ------     -----------     ---

Foodmaker, Inc.                      1,069        345       1,414     $1,114.228        NA            NA            NA        NA

Tricon Global Restaurants, Inc.     10,049     19,551      29,600       $630,000        NA            NA            NA        NA

Sonic Corp.                            292      1,555       1,847       $707,000        NA            NA            NA        NA

Wendy's International, Inc.          1,326      5,459       6,785     $1,132,000   $107,000      $172,000      $201,000     20.6%

Sbarro, Inc. (Trading Multiples)       625        256         881       $548,922   $104,131      $138,328      $261,891     30.5%


Summary Statistics Exclude Sbarro, Inc.

              High                  10,049     19,551      29,600     $1,132,000)       NA            NA            NA        NA

              Low                      292        345       1,414       $630,000        NA            NA            NA        NA

              Mean                   3,184      6,728       9,912       $895,807        NA            NA            NA        NA

              Median                 1,198      3,507       4,316       $910,614        NA            NA            NA        NA

TABLE CONTINUED

                                        Latest Twelve Months
                                     --------------------------

(Dollars in millions except per           New Store (1)
unit data)
                                     -------------------------
                                     Growth      Tot.Cost/Unit
                                     ------      -------------
Foodmaker, Inc.                        6.9%      $1,300,000

Tricon Global Restaurants, Inc.       -0.4%        $725,000

Sonic Corp.                            9.9%             NA

Wendy's International, Inc.            7.4%        $975,000

Sbarro, Inc. (Trading Multiples)       4.3%        $859,036

Summary Statistics Exclude Sbarro, Inc.


              High                     9.9%      $1,300,000

              Low                     -0.4%              $0

              Mean                     6.0%        $750,000

              Median                   7.1%        $850,000

(1) Unit level data from company financials and Credit Suisse First Boston industry research report dated 2/11/98.

                                                                 PROJECT OREGANO

SELECTED COMPARABLE FAST FOOD COMPANIES



Footnotes

* Indicates one or more parameters have been excluded from the summary statistics.

(a) Earnings estimates from First Call except Sbarro estimates which are from company projections.

(b) Litigation settlement of $45.8 million in fiscal 1998 was removed net of taxes.

(c) Unusual charges and gains/losses related to facility actions in fiscal 1997, fiscal 1996, fiscal 1995 and the interim periods ended 9/5/98 and 9/6/97 were added back net of taxes based on a 40% tax rate.

(d) Joint venture restaurants are classified as company owned restaurants. Restaurant unit growth between 12/21/97-9/5/98. Per unit data is for Pizza Hut Restaurants only.

(e) Provision for Impairment of long-lived assets and provision for litigation settlement in fiscal 1998, fiscal 1997 and fiscal 1996 were added back net of taxes based on the effective tax rate of the company.

(f) Non-recurring charges in fiscal 1997 and special charges related to Hortons in fiscal 1995 were added back net of taxes based on the effective tax rate of the company.

(g) Non recurring gains from sale of properties to franchisees in all periods was removed net of taxes. Restaurant count as of fiscal 1997. Comparable store growth is for domestic Wendy's restaurants only.

(h) Provisions for unit closings in fiscal 1997 and fiscal 1995 were added back net of taxes based on the effective tax rate of the company.

(i) Terminated transaction and litigation settlement charges incurred during the forty-weeks ended 10/4/98 were added back net of taxes based on the effective tax rate of the company.

                                                                 PROJECT OREGANO
APPENDIX

                                 FOODMAKER INC
               Daily Prices: January 12, 1998 to January 11, 1999

[GRAPHIC OMITTED]

         Graph depicting the daily prices of shares of Foodmaker Inc. from January 12, 1998 to January 11, 1999.


[GRAPHIC OMITTED]

     Graph depicting trading volume of shares of Foodmaker Inc. from January 12, 1998 to January 11, 1999.


Source:  IDD Information Services/Tradeline

                                                                 PROJECT OREGANO
APPENDIX

                           TRICON GLOBAL RESTAURANTS
               Daily Prices: January 12, 1998 to January 11, 1999

[GRAPHIC OMITTED]

         Graph depicting the daily prices of shares of Tricon Global Restaurants from January 12, 1998 to January 11, 1999.


[GRAPHIC OMITTED]

         Graph depicting trading volume of shares of Tricon Global Restaurants from January 12, 1998 to January 11, 1999.


Source:  IDD Information Services/Tradeline

                                                                 PROJECT OREGANO
APPENDIX

                                  SONIC CORP
               Daily Prices: January 12, 1998 to January 11, 1999


[GRAPHIC OMITTED]

         Graph depicting the daily prices of shares of Sonic Corp. from January 12, 1998 to January 11, 1999.



[GRAPHIC OMITTED]

         Graph depicting trading volume of shares of Sonic Corp. from January 12, 1998 to January 11, 1999.



Source:  IDD Information Services/Tradeline

                                                                 PROJECT OREGANO
APPENDIX

                             WENDY'S INTERNATIONAL
               Daily Prices: January 12, 1998 to January 11, 1999

[GRAPHIC OMITTED]

         Graph depicting the daily prices of shares of Wendy's International Inc. from January 12, 1998 to January 11, 1999.


[GRAPHIC OMITTED]

         Graph depicting trading volume of shares of Wendy's International Inc. from January 12, 1998 to January 11, 1999.



Source:  IDD Information Services/Tradeline

                                                                 PROJECT OREGANO


                      -----------------------------------

                          B. 13E-3 PREMIUMS ANALYSIS

                      -----------------------------------

                                                                 PROJECT OREGANO
APPENDIX

Selected Closed Rule 13e-3 Transactions
 - Transaction Size: $100 - $500 Million
 - Date Range: 1/1/92 - 12/2/98

     -----------------------------------------------------------------------------------------------------------------------------
                                                                               Transaction                    Stock Premiums
                                                                                  Value       Offer       Prior to Announcement
       Date                                                                      ($ in        Share     --------------------------
     Announced   Target Name                      Acquiror Name                  Millions)    Price     1 Day   1 Week    4 Weeks
     -----------------------------------------------------------------------------------------------------------------------------
     02/11/98    MTL Inc.                         Sombrero Acquisition Corp.       $250.4    $40.00     37.9%     38.5%     56.1%
(1)  08/04/97    Perkins Family Restaurant LP     Restaurant Co                      76.3     14.00      28.7      26.5      31.8
     08/29/97    Rexel Inc                        Rexel SA(Pinault-Printemps)       302.0     22.50      19.2      30.0      21.6
     08/29/96    Amtrol Inc                       Cypress Group LLC                 227.2     28.25      71.2      56.9      56.9
     08/14/97    Tuesday Morning Corp             Madison Dearborn Partners         298.6     25.00      22.7      25.8      11.1
     06/02/97    Acordia Inc(Anthem Inc)          Anthem Inc                        193.2     40.00      12.7      11.5      26.0
     01/28/97    Calgene Inc(Monsanto Co)         Monsanto Co                       242.6      8.00      62.0      60.0      60.0
(2)  01/21/97    Mafco Consolidated Grp(Mafco)    Mafco Holdings Inc                116.8     33.50      23.5      23.5      27.6
     01/13/97    Zurich Reinsurance Centre        Zurich Versicherungs GmbH         319.0     39.50      17.1      18.5      11.6
     07/22/96    Telebit Corp                     Cisco Systems Inc                 196.3     13.35      21.4      22.8       6.0
     06/03/96    Univar Corp                      Pakhoed Holding NV                331.8     19.45      57.2      54.1      58.8
     05/24/97    SyStemix Inc(Novartis AG)        Novartis AG                       107.6     19.50       4.7      69.6      59.2
     10/26/95    Maxtor Corp                      Hyundai Electronics Industries    228.2      6.70      42.9      64.9      44.9
     07/14/95    REN Corp-USA(COBE Labs Inc)      COBE Laboratories(Gambro AB)      182.1     20.00      27.0      20.3      26.0
     04/05/95    Club Med Inc                     Club Mediterranee SA              153.4     32.00      41.4      39.9      44.6
     02/27/95    CCP Insurance Inc                Conseco Inc                       273.7     23.25      20.0      30.1      23.2
     12/28/94    Fleet Mortgage Group Inc         Fleet Financial Group Inc,MA      188.1     20.00      19.4      18.5      18.5
     11/01/94    Pacific Telecom(PacifiCorp)      PacifiCorp                        159.0     30.00      23.7      23.7      23.7
     09/14/94    Petrolane Inc(QFB Partners)      AmeriGas Inc(UGI Corp)            109.6     16.00      48.8      50.6      45.5
     09/08/94    Contel Cellular Inc(Contel)      GTE Corp                          254.3     25.50      43.7      37.8      36.0
     09/21/92    MidSouth Corp                    Kansas City Southern Inds Inc     197.3     20.50      86.4      88.5      86.4
------------------------------------------------------------------------------------------------------------------------------------
                                                  Summary Statistics
                                                  High                             $331.8               86.4%     88.5%     86.4%
                                                  Low                                76.3                4.7%     11.5%      6.0%
                                                  Mean                              207.9               34.8%     38.7%     36.9%
                                                  Median                            196.8               27.0%     30.1%     31.8%
Source: Securities Data Corporation
All companies are incorporated in states that have supermajority shareholder provisions, unless noted.
(1) Transaction is below the range, but shares
    similar characteristics with the proposed transaction.
(2) Acquiror purchased remaining 15% interest for $33.50 per share and paid a cash dividend of $10.00 per share.

                                                                 PROJECT OREGANO

                      ------------------------------------

                      C. WEIGHTED AVERAGE COST OF CAPITAL

                      -------------------------------------

                                                                 PROJECT OREGANO

                  APPENDIX - WEIGHTED AVERAGE COST OF CAPITAL

                             ----------------------------------------------------------------------------------------------------
                           Market Value   Market Value    Market Value      Debt/         Equity/       Debt/   Historic  Unlevered
                           of Total Debt  of Equity (1)   of Total Capital  Total Capital Total Capital Equity  Beta (3)  Beta (4)
                             ----------------------------------------------------------------------------------------------------

CEC Entertainment                  $ 27.0      $ 463.7          $ 490.6        5.5%        94.5%       5.8%   1.07       1.05
Darden Restuarants, Inc.            320.9      2,532.8          2,853.7       11.2%        88.8%      12.7%   0.77       0.74
NPC International, Inc.              90.2        305.0            395.2       22.8%        77.2%      29.6%   0.82       0.75
Pizza Inn, Inc.                       7.8         48.0             55.8       14.0%        86.0%      16.3%   0.45       0.43
Uno Restaurant Corporation           43.4         73.0            116.5       37.3%        62.7%      59.5%   0.61       0.53
Foodmaker, Inc.                     321.7        866.1          1,187.8       27.1%        72.9%      37.1%   1.06       0.96
Tricon Global Restaurants, Inc.   3,834.0      7,656.0         11,490.0       33.4%        66.6%      50.1%   0.56       0.49
Sonic Corp.                          69.9        443.5            513.4       13.6%        86.4%      15.8%   1.21       1.15
Wendy's International, Inc.         451.7      2,769.1          3,220.9       14.0%        86.0%      16.3%   0.71       0.67

---------------------------------------------------------------------------------------------------------------------------------
Mean                              $ 574.1    $ 1,684.1        $ 2,258.2       19.9%        80.1%      27.0%   0.81       0.75
Median                             $ 90.2      $ 463.7          $ 513.4       14.0%        86.0%      16.3%   0.77       0.74
---------------------------------------------------------------------------------------------------------------------------------

WACC Calculation Inputs:
% Equity (%E)                       80.0%                               Selected Unlevered Beta (Mean Value)                0.75
% Debt (%D)                         20.0%                               Risk-Free Rate (Rf) (5)                            5.55%
Debt/Equity                         25.0%                               Risk Premium (Rm-Rf) (6)                           7.80%
                                                                        Tax Rate                                          40.00%
                                                                        Small Stock Risk Premium (SSR) (7)                 1.70%

Beta (Levered)
                                          -------------
BL=Bu*[1+((1-t)*D/E)]                             0.86
                                          -------------

Cost of Equity                                                          Cost of Debt
                                          -------------
Ke=Rf+BL*(Rm-Rf)+SSR                            13.99%                  Pre-Tax Cost of Debt (Kd) (8)                      8.06%
                                          -------------

-------------------------------------------------------
WACC=[((Kd)*(%D))*(1-t)]+(Ke*(%E))              12.16%
------------------------------------------------------

(1)  Market value of equity as of 1/12/99.
(2)  Market value of equity plus market value of total debt.
(3) Source: Bloomberg adjusted beta calculation from five years of historical (monthly) price information compared to the S&P 500, excluding Tricon which is monthly since 9/30/97,
     Darden which is monthly since 5/31/95, and Pizza Inn which is monthly since 8/31/93.
(4)  Unlevered Beta=Beta/[1+((total debt)*(1-tax rate))/total equity value)]
(5)  20-year Treasury as of 1/12/99 as reported on Bloomberg.
(6) Source: Ibbotson Associates. Stock Bonds and Inflation, 1998 Yearbook. Large company common stocks total returns minus long term (20 year) government bond total returns.
(7) Source: Ibbotson Associates. Stock Bonds and Inflation, 1998 Yearbook. Expected low capitalization equity size premium (capitalization between $261 million and $945 million).
(8)  Based on 300 basis points over the 6-month Libor Rate as of 1/12/99.

84